                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-09481

                        HUNTINGTON VA FUNDS
                  (Exact name of registrant as specified in charter)

                        5800 Corporate Drive
                  Pittsburgh, Pennsylvania 15237-7010
                  (Address of principal executive offices)

                        Ronald J. Corn, Esq.
                        The Huntington National Bank
                        41 South High Street
                        Columbus, Ohio 43287
                        (Name and address of agent for service)

                        Copies to:
                        David C. Mahaffey, Esq.
                        Sullivan  & Worcester LLP
                        1666 K Street, N.W.
                        Washington, DC  20006

Registrant's telephone number, including area code:  1-800-253-0412

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2005

Item 1. Reports to Stockholders.

[Logo of Huntington VA Funds]

Annual
Shareholder
Report

Equity Funds

Huntington VA Dividend Capture Fund
Huntington VA Growth Fund
Huntington VA Income Equity Fund
Huntington VA International Equity Fund
Huntington VA Macro 100 Fund
Huntington VA Mid Corp America Fund
Huntington VA New Economy Fund
Huntington VA Rotating Markets Fund
Huntington VA Situs Small Cap Fund

Income Funds

Huntington VA Mortgage Securities Fund

DECEMBER 31, 2005

Huntington

VA Dividend Capture Fund

Management’s Discussion of Fund Performance
Co-Portfolio Managers:
Kirk Mentzer, MBA, Director of Research and
Senior Vice President
B. Randolph Bateman, CFA, Chief Investment Officer
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2005
1 Year	3.59%
3 Year	12.66%
Start of Performance (10/15/01)	9.48%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Dividend Capture Fund from October 15, 2001 (inception) to December 31, 2005, compared to the S&P 500 and DCIB.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/05, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and DCIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2005, the Huntington VA Dividend Capture Fund produced a total return of 3.59% compared to the total return of 4.91% for the Standard & Poor’s 500 Index (S&P 500)1 and the Dividend Capture Indices Blend’s (DCIB)2 total return of 5.03%. The Fund was managed using a top-down style and portfolio construction techniques aimed at producing a high level of stable income and low volatility. Here are the highlights from each of the Fund’s asset classes:

• Preferred Stocks--The Fund held core, stable holdings from high quality issuers and upgraded quality and call protection of its holdings during the reporting period ended December 31, 2005. This asset class was one of the worst performers during the reporting period.

• Common Stocks--Equity returns in 2005 came in at the low end of our expected range. Energy and commodity groups led performance gains again while the consumer discretionary sector clearly lagged. The market showed a strong preference for capital appreciation at the exclusion of dividend paying stocks during 2005. As such, the Fund’s holdings of dividend paying stocks lagged the broad market gains.

• Real Estate Investment Trusts (REITs)3--Real estate investors enjoyed yet another year of double-digit growth due to investor preference for physical assets. As measured by the Morgan Stanley REIT Index,4 REITs produced a total return of 11.53% for 2005.

For the reporting period ended December 31, 2005, the Fund’s total return was positively impacted by the strong results in REITs. Conversely, the Fund’s exposure to preferred stocks negatively impacted its performance as measured by the Merrill Lynch Fixed Rate Preferred Index5 return of 0.96% for the year ended December 31, 2005.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

† The composition of the Fund’s holdings is subject to change.

1 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 The DCIB is a custom, blended index comprised of the following three indices with their noted respective weightings: S&P 500/Barra Value Index (40%), Merrill Lynch Fixed Rate Preferred Index (40%) and NAREIT Index (20%). This custom, blended index and its respective weightings are reflective of the Fund’s sector diversification. The S&P 500/Barra Value Index is a capitalization-weighted index of the stocks in the S&P 500 having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. Merrill Lynch Fixed Rate Preferred Index is a total return index comprised of fixed-rate preferred stock issues. NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

3 Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity.

4 The Morgan Stanley REIT Index comprises the most actively traded real estate investment trusts and is designed to measure real estate equity performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

5 The Merrill Lynch Fixed Rate Preferred Index is a total return index comprised of fixed-rate preferred stock issues. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Huntington

VA Growth Fund

Management’s Discussion of Fund Performance
Portfolio Manager: James J. Gibboney, CFA, MBA
Senior Vice President
Portfolio Manager: Martina Cheung, CFA, MBA
Assistant Vice President
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2005
1 Year	0.72%
3 Year	7.26%
Start of Performance (5/01/01)	(2.14)%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Growth Fund from May 1, 2001 (inception) to December 31, 2005, compared to the S&P 500 BGI and the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/05, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 BGI and the S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2005, the Huntington VA Growth Fund produced a total return of 0.72%. This compared to a total return of 3.46% for the Standard & Poor’s 500/Barra Growth Index (S&P 500 BGI),1 the Fund’s benchmark, for the reporting period. The Fund was positively impacted by the stock market’s general rise in value, all of which occurred in the fourth quarter of the year. Index returns were again disparate, ranging from 1.17% for the Standard & Poor’s 100 Index (S&P 100)2 to 13.54% for the Morgan Stanley Capital International Europe, Far East and Australasia Index (MSCI EAFE Index).3 The Fund underperformed mainly due to its emphasis on large-cap stocks. The Fund was also negatively impacted late in the year by earnings disappointments in four stocks held by the Fund.

In general, high quality, large capitalization stocks under-performed as they did last year. While the Standard & Poor’s 500 Index (S&P 500)4 rose 4.91%, the Standard & Poor’s Equal Weight Index (S&P EWI)5 rose 8.06%. The S&P EWI performed better because large-cap stocks tended to underperform smaller cap stocks. On a price basis, the ten largest companies in the S&P 500 were down 4.8% for 2005. The Fund tended to own the largest companies within the S&P 500. This capitalization bias was a detriment to the Fund’s performance. However, the Fund’s over-weighting of the energy sector was a positive attribute to performance in 2005.

The Fund’s holdings in Anadarko Petroleum Corp., Iron Mountain, Inc. and Hewlett Packard Co. positively impacted performance while its holdings in Invacare Corp., Dell, Inc. and Media General, Inc. were a drag on performance.

The Fund’s sector weightings generally adhered to its investment policy sector guidelines.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

†The composition of the Fund’s holdings is subject to change.

1 The S&P 500 BGI is a capitalization-weighted index of stocks in the S&P 500 having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 The S&P 100 Index is a capitalization-weighted index of 100 stocks from a broad range of industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

3 The MSCI EAFE Index is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

4 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

5 The S&P EWI is the equally weighted version of the S&P 500. The S&P EWI has the same stocks as the capitalization weighted S&P 500 but each company in the S&P EWI is allocated a fixed weight of 0.20% rebalanced quarterly. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Huntington

VA Income Equity Fund

Management’s Discussion of Fund Performance
Co-Portfolio Managers:
Craig J. Hardy, CFA
Christopher G. Cwiklinski, CFA
Vice Presidents
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2005
1 Year	2.98%
3 Year	11.50%
5 Year	5.02%
Start of Performance (10/21/99)	4.87%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Income Equity Fund from October 21, 1999 (inception) to December 31, 2005, compared to the S&P 500 BVI and the S&P 500. The Advisor has elected to change the benchmark index from the S&P 500 to the S&P 500 BVI because the market capitalization of companies comprising the S&P 500 BVI more closely correlates to the market capitalization of the companies in which the Fund invests.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/05, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and S&P 500 BVI have been adjusted to reflect reinvestment of all dividends on securities in the indices.

For the year ended December 31, 2005, the total return for the Huntington VA Income Equity Fund was 2.98%. This compared to a total return of 6.33% for the Standard & Poor’s 500/Barra Value Index (S&P 500 BVI),1 the Fund’s benchmark, and 4.91% for the Standard & Poor’s 500 Index (S&P 500).2

During 2005, the Fund was positioned relatively conservatively, with an emphasis on stocks with high dividend yields, reasonable dividend growth prospects and a value orientation. This combination of characteristics tended to produce returns that were lower than those of the S&P 500 BVI. This is primarily the reason why the Fund underperformed its benchmark during 2005, a period of moderate stock market returns.

The sectors that contributed most positively to the performance of the Fund in 2005 were the energy sector, led by integrated oil and gas producers; the materials sector, led by agricultural chemicals; and the utility sector, led by multi-utilities and independent power producers. The sectors that negatively impacted the Fund in 2005 were the consumer staples sector, led by the brewers; the health care sector, with weakness in health care equipment and the major pharmaceutical stocks; and the industrial sector, led by office supply companies and industrial conglomerates.

The stocks that contributed most positively to the performance of the Fund last year were Monsanto Co., driven by P/E multiple expansion; Occidental Petroleum Corp. and ConocoPhillips, due to higher volume and prices in crude oil; and Exelon Corp., which benefited from a turnaround in its energy transmission and delivery business. The stocks that most negatively impacted Fund performance in 2005 were Boston Scientific Corp., which suffered a substantial contraction in its P/E multiple due to a peak in earnings; Verizon Communications, Inc., which experienced a difficult earnings environment; Anheuser-Busch Cos., Inc., which saw a peak in earnings in the first quarter of 2005, and PPG Industries, Inc., which also saw its P/E multiple contract as the company came up against difficult earnings comparisons.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

†The composition of the Fund’s holdings is subject to change.

1 The S&P 500 BVI is a market capitalization-weighted index of the stocks in the S&P 500 having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Huntington

VA International Equity Fund

Management’s Discussion of Fund Performance
Portfolio Manager: Madelynn M. Matlock, CFA,
Director of International Investments
Vice President
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2005
1 Year	15.21%
Start of Performance (5/03/04)	16.11%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA International Equity Fund from May 3, 2004 (inception) to December 31, 2005, compared to the EAFE.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/05, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The EAFE has been adjusted to reflect reinvestment of all dividends on securities in the index.

For the fiscal year ended December 31, 2005, the Huntington VA International Equity Fund had a total return of 15.21%. This compared to the total return of 13.54% for the Morgan Stanley Capital International Europe, Far East and Australasia Index (EAFE).1 The Fund’s return, compared to the EAFE, was influenced by three main factors: its regional allocation to Europe, Asia and the Americas, its exposure to various economic sectors and the individual stocks in the portfolio.

The regional allocation of the Fund favored Asian markets, including Japan, Korea, Singapore, Taiwan and India. This regional balance helped Fund performance versus the EAFE, as Pacific markets in general rose more than European markets and the overall EAFE. Some of the smaller Asian markets, such as India and Hong Kong, posted very strong results. The best performing market globally was Japan. The portfolio benefited from a full weighting in the Japanese market as compared to the EAFE. European markets, on the other hand, lagged the overall EAFE, so the Fund’s underweight was beneficial.

The Fund’s performance was helped by its overweighting in the industrial, materials, and energy sectors over most of the year, as these more cyclical parts of the global equity market benefited from a strong gain in commodity prices and overall steady growth. Energy stocks did lag behind in the fourth quarter as oil prices softened. Financial stocks were underweighted in the portfolio, and they slightly outperformed the overall EAFE, which was detrimental to relative performance. Consumer staple goods, health care, and consumer discretionary stocks lagged the overall EAFE. The Fund had a higher exposure to health care and staples, but a lower weight in discretionary stocks, which netted to a drag to overall performance. Technology stocks, in which the Fund had an overweighted position, outperformed the overall EAFE for the first time in several years. In general, the Fund’s sector allocation was conservative but still surpassed the EAFE gain for the year.

The U.S. dollar gained about 15% versus the Japanese yen and the euro during 2005, which was a drag on the EAFE’s return in dollar terms. The decline in the value of most currencies against the dollar reduced the gain in the value of the Fund, although a number of the companies represented in the Fund’s portfolio benefited from improved earnings due to currency movements, which boosted their stock valuations.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

†The composition of the Fund’s holdings is subject to change.

1 The EAFE is a market capitalization-weighted equity index comprising 20 of the 48 countries in the Morgan Stanley Capital International (MSCI) universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

International investing involves special risks including currency risk, political risk increased volatility of foreign securities, and differences in auditing and other financial standards.

Huntington

VA Macro 100 Fund

Management’s Discussion of Fund Performance
Portfolio Manager: Huntington Asset Advisors, Inc.
Portfolio Sub-Advisor: Laffer Investments, Inc.

Average Annual Total Return for the Period Ended 12/31/2005
1 Year	5.14%
Start of Performance (5/03/04)	9.91%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Macro 100 Fund from May 3, 2004 (inception) to December 31, 2005, compared to the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/05, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of all dividends on securities in the index.

For the fiscal year ended December 31, 2005, the Huntington VA Macro 100 Fund had a total return of 5.14%. This compared to the total return of 4.91% for the Standard & Poor’s 500 Index (S&P 500).1

The Macro 100 Fund’s out-performance of the S&P 500 was led by the Fund’s overweight in the financial and information technology sectors for the fiscal year. At the industry level the groups with the most significant contribution to Fund performance were diversified financials, semiconductors, and health care equipment.

The positioning of the factors used to select the securities for the Fund remained relatively consistent throughout most of the year. The portfolio was positioned for a stable but weakened U.S. dollar, a healthy and growing economy, a continuation of rising short-term interest rates and improving state fiscal situations. The Fund modified its outlook during the course of the year with a shift from large capitalization stocks to smaller capitalization stocks.2 The continued increase in government spending, lack of an extension of the Bush tax cuts by Congress and increasing regulatory environment have moved the Fund to a smaller capitalization stock position. This change was initiated around the middle of the year and was completed in the fourth quarter. This reduced the Fund’s significant over-weights of the information technology and financial sectors.

With respect to longer-term positioning of the models used to select securities, the environment in 2005 was volatile. The past five years have been consistently unusual in terms of the number and frequency of major events affecting the financial markets, such as wars, contested elections, natural disasters, energy shocks, etc. During 2005, the severe weather conditions in the U.S. combined with continued erratic oil and gold prices, created short-run financial and economic shocks and an extension of the volatility in the markets from 2004. In spite of these situations, the economy, the models and the Fund performed well for investors.

On the individual security side of the ledger, some of the Fund’s winners for the fiscal year included Intel Corp., Express Scripts, Inc., Texas Instruments, Inc., Advanced Micro Devices, Inc., Freeport-McMoran Cooper & Gold, Inc., Moody’s Corp., E-Trade Group, Inc., and Franklin Resources, Inc.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

†The composition of the Fund’s holdings is subject to change.

1 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 Small company stocks may be less liquid and subject to greater volatility than large capitalization stocks.

Huntington

VA Mid Corp America Fund

Management’s Discussion of Fund Performance
Portfolio Manager: Christopher M. Rowane, CFA, MBA
Senior Vice President
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2005
1 Year	12.67%
3 Year	19.53%
Start of Performance (10/15/01)	12.73%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Mid Corp America Fund from October 15, 2001 (inception) to December 31, 2005, compared to the S&P 400, the RMCI, and the LMCC.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/05, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400 and the RMCI indices have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2005, the Huntington VA Mid Corp America Fund produced a total return of 12.67% compared to the Standard & Poor’s Mid Cap 400 Index (S&P 400)1 total return of 12.55%, the Russell Midcap Index (RMCI)2 total return of 12.71%, and the Lipper Mid Cap Core Average (LMCC)3 total return of 10.26%.

The Fund maintained a disciplined approach of selecting high quality holdings and continued utilizing the sector strategy of Huntington Asset Advisors, Inc., which focuses on economic impact within equity markets. This sector weighting strategy contributed positively to the Fund’s performance, but shifts in industry performance due to short-term market changes hampered returns in the volatile fourth quarter. This was especially evident in the technology sector, where software and semiconductor industries caused a drag on performance, and the energy sector, the correction in which had a significantly negative impact on Fund returns. On the positive side, stock selection in the consumer discretionary and health care sectors combined with an overweighting in the health care sector and underweighting in the consumer discretionary sector enhanced Fund performance. The Fund focused on the long-term sector and stock selection attributes that have aided the Fund’s performance over volatile cycles. The Fund maintained a higher number of holdings than some of its peers to provide greater diversification.4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

†The composition of the Fund’s holdings is subject to change.

1 The S&P 400 is a capitalization weighted index of common stocks representing all major industries in the mid range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 The RMCI measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

4 Diversification does not assure a profit nor protect against loss.

Huntington

VA New Economy Fund

Management’s Discussion of Fund Performance
Portfolio Manager: Bernard A. Shinkel, Ph.D.
Vice President
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2005
1 Year	13.24%
3 Year	20.95%
Start of Performance (10/15/01)	12.87%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA New Economy Fund from October 15, 2001 (inception) to December 31, 2005, compared to the RUS3G and the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/05, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the RUS3G indices have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2005, the Huntington VA New Economy Fund earned a total return of 13.24%, significantly outperforming the Fund’s benchmark, the Russell 3000 Growth Index (RUS3G),1 which had a total return of 5.17% for the same reporting period. The Fund also outperformed the broader stock market index, the Standard & Poor’s 500 Index (S&P 500),2 which had a total return of 4.91% for the year.

The Fund’s results were achieved by maintaining a highly diversified portfolio, with 225 holdings at year-end, and focusing primarily on the mid- and small-cap segments of the market.3,4 The Fund’s unique approach to growth investing, and its resulting sector emphasis on the high growth segments of the economy – information technology, health care, and consumer discretionary – further enhanced performance. As always, the mandate of the Fund allowed us to invest in the leading creators and implementers of science and technology when and where the stock market appeared to dictate that it would reward such investments.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

†The composition of the Fund’s holdings is subject to change.

1 The RUS3G measures the performance of those Russell Midcap Companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

3 Small company stocks may be less liquid and subject to greater volatility than large capitalization stocks.

4 Diversification does not assure a profit nor protect against loss.

Huntington

VA Rotating Markets Fund

Management’s Discussion of Fund Performance
Portfolio Manager: Paul Koscik JD
Vice President
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2005
1 Year	9.66%
3 Year	15.04%
Start of Performance (10/15/01)	7.39%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Rotating Markets Fund from October 15, 2001 (inception) to December 31, 2005, compared to the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/05, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of all dividends on securities in the index.

For the fiscal year ended December 31, 2005, the total return for the Huntington VA Rotating Markets Fund was 9.66%. This compared to the total return of 4.91% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500).1

The Fund outperformed its benchmark in 2005 primarily due to the Fund’s heavy concentration in equity markets outside the United States. Also contributing to its out-performance was the Fund’s U.S. strategy of focusing on small and mid-cap indices.2

Throughout 2005, the Fund was invested in the global segment of the stock market with an emphasis on international and emerging markets.3 Reasonable valuations, stronger economic growth, and plenty of liquidity, caused international markets in general and emerging markets in particular to outperform the S&P 500 as evidenced by the 2005 returns for the Morgan Stanley Capital International Europe, Far East and Australasia Index (EAFE)4 and the Morgan Stanley Capital International Europe Index5 of 13.54% and 8.8% respectively. Even more significant were the returns of the Morgan Stanley Capital International Emerging Markets Index,6 the Standard & Poor’s Latin America 40 Index,7 the Morgan Stanley Capital International Mexico Index,8 and the Morgan Stanley Capital International Brazil Index9 of 32.6%, 54.6%, 43.8%, and 52.7% respectively at December 31, 2005.

The Fund continued its bias of emphasizing investment exposure to the mid- and small-cap segments of the U.S. stock market. The exposure was based on the belief that valuation levels and earnings growth would be superior to that of the large cap segment and would justify superior performance relative to the S&P 500. This occurred as the returns for the Standard & Poor’s Mid Cap 400 Index10 and the Standard & Poor’s Small Cap 600 Index11 were 12.1% and 7.5% respectively at December 31, 2005.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

†The composition of the Fund’s holdings is subject to change.

1 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is umanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 Small company stacks may be less liquid and subject to greater volatility than large capitalization stocks.

3 International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

4 The EAFE is a market capitalization-weighted equity index comprising 20 of the 48 countries in the Morgan Stanley Capital International (MSCI) universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

5 The MSCI Europe Index is an unmanaged, market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 16 countries in the European region. The index, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

6 The MSCI Emerging Markets Index is an unmanaged market capitalization weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific Basin. The index, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

7 The Standard & Poor’s Latin America 40 Index is an unmanaged index of highly liquid securities from major economic sectors of the Mexican and South American equity markets. The index, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

8 The MSCI Mexico Index is an unmanaged index of publicly traded securities in the Mexican equity market. The index, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

9 The MSCI Brazil Index is an unmanaged index of publicly traded securities in the Brazilian equity market. The index, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

10 The Standard & Poor’s Mid Cap 400 Index is an unmanaged capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. The index, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

11 The Standard & Poor’s Small Cap 600 Index is an unmanaged capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The index, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Huntington

VA Situs Small Cap Fund

Management’s Discussion of Fund Performance
Portfolio Manager: B. Randolph Bateman, CFA
Chief Investment Officer
Huntington Asset Advisors

Average Annual Total Return for the Period Ended 12/31/2005
1 Year	17.18%
Start of Performance (5/03/04)	22.56%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Situs Small Cap Fund from May 3, 2004 (inception) to December 31, 2005, compared to the S&P 600 and the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/05, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 600 and the S&P 500 indices have been adjusted to reflect reinvestment of dividends on securities in the indices.

The Huntington VA Situs Small Cap Fund experienced a very positive year in 2005 in both relative and absolute terms. The Fund generated a total return of 17.18%, more than doubling the Standard & Poor’s Small Cap 600 Index (S&P 600),1 and the Standard & Poor’s 500 Index (S&P 500),2 returns of 7.70% and 4.91% respectively.

Several of the Fund’s larger holdings experienced extraordinary performance. Cerner Corp., the largest holding for much of the year, rose some 70.98%, causing the Fund’s portfolio manager to win the annual Forbes Magazine stock picking contest. Other concentrated holdings which performed well during the reporting period included: Florida Rock Industries, up 25%; Universal Forest Products, Inc., up 27.5%, Precision Cast Parts Corp., up 58% and Intergraph Corp., up 85%. The energy sector was also overweighted during the year and one of the energy holdings, Spinnaker Exploration Co., was an acquisition target and rose some 86.7% for the year. Other energy-related holdings performed well as oil and natural gas prices soared during most of the year.

The Fund primarily focused on those companies whose securities would be positively impacted by a geographical advantage over their competition such as favorable tax treatment (including tax incentives), opportunities afforded due to the proximity to a region that is experiencing significant immigration, or even meteorological events (hurricanes or snowfall).

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

†The composition of the Fund’s holdings is subject to change.

1 The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The Index is unmanaged, and unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged, and unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

Huntington

VA Mortgage Securities Fund

Management’s Discussion of Fund Performance
Portfolio Manager: William G. Doughty, MBA
Vice President
Portfolio Manager: Gustave J. Seasongood
Vice President
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2005
1 Year	1.25%
Start of Performance (5/03/04)	4.28%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Mortgage Securities Fund from May 3, 2004 (inception) to December 31, 2005, compared to the LBMBSI.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. For the fiscal year ended 12/31/05, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBMBSI has been adjusted to reflect reinvestment of dividends on securities in the index.

For the fiscal year ended December 31, 2005, the Huntington VA Mortgage Securities Fund produced a total return of 1.25%. This compared to the total return of 2.61% for the Fund’s benchmark, the Lehman Brothers Mortgage Backed Securities Index (LBMBSI),1 and the Lipper U.S. Mortgage Funds Average return of 1.93%2 for the same reporting period.

During 2005, the Fund’s investment in Real Estate Investment Trusts (REITs) contributed positively to performance versus its benchmark. As measured by the Standard & Poor’s REIT Index (S&P REIT Index),3 REITs produced a total return of 11.62% for 2005 and the Fund had a portfolio weighting in REITs of 7.7% at year end. Performance was also helped by the selection of both mortgage-backed securities (MBS) and collateralized mortgage obligations (CMOs) during the year. Due to the slow down of refinancing in the mortgage market, and an increase in demand for yield products by large domestic banks and foreign central banks, yield spreads tightened for MBS products versus Treasurys during the year. Underperformance was due primarily to the shorter duration of the Fund versus the benchmark, as longer securities outperformed shorter duration securities for the year.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance contact your insurance company.

†The composition of the Fund’s holdings is subject to change.

Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

1 The LBMBSI is composed of all fixed securities mortgage pools by the Government National Mortgage Association (GNMA), Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, including GNMA Graduated Payment Mortgages. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

3 Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity. The S&P REIT Index is comprised of real estate investment trusts. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Huntington VA Dividend Capture Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2005

Asset Allocation	Percentage of Net Assets

Common Stock (includes 11.6% Real Estate Investment Trusts)	52.3%
Preferred Stock (includes 2.4% Real Estate Investment Trusts)	43.2%
Exchange Traded Funds	3.2%
Cash[1]	1.1%
Other Assets in Excess of Liabilities	0.2%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change.

Percentages are as of December 31, 2005, and are based on net assets.

1 Investments in an affiliated money market fund.

Portfolio of Investments

December 31, 2005

Shares		Value

COMMON STOCKS -- 52.3%
	Consumer Discretionary -- 2.9%
7,000	Genuine Parts Co.	$ 307,440
5,500	J.C. Penney Co., Inc.	305,800
13,000	Time Warner, Inc.	226,720
8,000	V.F. Corp.	442,720

		1,282,680

	Consumer Staples -- 0.9%
1,000	Bunge Ltd.	56,610
16,500	ConAgra Foods, Inc.	334,620

		391,230

	Energy -- 4.6%
9,000	ChevronTexaco Corp.	510,930
14,000	ConocoPhillips	814,520
10,000	Marathon Oil Corp.	609,700
1,000	Sunoco, Inc.	78,380

		2,013,530

	Financials -- 16.1%
14,750	Allstate Corp.	797,533
20,000	American Capital Strategies Ltd.	724,200
20,000	Bank of New York Company, Inc.	637,000
2,000	Chubb Corp.	195,300
9,000	Hartford Financial Services Group, Inc.	773,010
18,000	KeyCorp	592,740
12,000	Lincoln National Corp.	636,360
10,000	Morgan Stanley Dean Witter & Co.	567,400
17,000	Protective Life Corp.	744,090
11,500	Safeco Corp.	649,750
16,000	Wachovia Corp.	845,759

		7,163,142

	Health Care -- 3.9%
30,500	Bristol-Myers Squibb Co.	700,890
6,000	Merck & Co., Inc.	190,860
14,000	Pfizer, Inc.	326,480
10,500	Wyeth	483,735

		1,701,965

	Industrials -- 3.6%
4,000	Burlington Northern Santa Fe Corp.	$ 283,280
5,000	Cooper Industries Ltd.	365,000
5,000	Harsco Corp.	337,550
8,000	Norfolk Southern Corp.	358,640
6,000	Raytheon Co.	240,900

		1,585,370

	Materials -- 2.2%
6,000	Inco Ltd.	261,420
11,000	Louisiana-Pacific Corp.	302,170
6,000	Weyerhaeuser Co.	398,040

		961,630

	Real Estate Investment Trusts -- 11.6%
15,000	Bedford Property Investors, Inc.	329,100
7,000	CBL & Associates Properties, Inc.	276,570
8,000	Colonial Properties Trust	335,840
32,000	Commercial NET Lease Realty	651,840
10,000	Entertainment Properties	407,500
8,500	Equity Inns, Inc.	115,175
7,000	Equity Office Properties Trust	212,310
4,000	Equity Residential Properties Trust	156,480
7,000	First Industrial Realty Trust, Inc.	269,500
8,500	Heritage Property Investment	283,900
5,000	Home Properties, Inc.	204,000
36,000	HRPT Properties Trust	372,600
2,000	Kimco Realty Corp.	64,160
14,000	LTC Properties, Inc.	294,420
8,000	Mid-America Apartment Communities, Inc.	388,000
8,000	New Plan Excel Realty Trust	185,440
3,500	Parkway Properties, Inc.	140,490
2,500	Simon Property Group, Inc.	191,575
5,000	Sovran Self Storage, Inc.	234,850

		5,113,750

COMMON STOCKS -- (continued)
	Technology -- 2.6%
2,000	Hewlett Packard Co.	$ 57,260
5,000	Intel Corp.	124,800
2,000	Microsoft Corp.	52,300
8,000	Motorola, Inc.	180,720
14,000	Sabre Holdings Corp.	337,540
40,000	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	396,400

		1,149,020

	Telecommunications -- 2.4%
21,750	AT&T, Inc.	532,658
19,000	BellSouth Corp.	514,900

		1,047,558

	Utilities -- 1.5%
6,000	American Electric Power Co., Inc.	222,540
16,000	Duke Energy Corp.	439,200

		661,740

	Total Common Stocks (Cost $22,006,691)	23,071,615

PREFERRED STOCKS -- 43.2%
	Consumer Discretionary -- 1.4%
25,000	The Walt Disney Co., 7.000%	637,500

	Financials -- 29.2%
35,000	ABN Amro Capital Funding Trust V, 5.900%	829,150
16,400	Ace Ltd., Series C, 7.800%	428,040
19,900	AMBAC Financial Group, 7.000%	501,878
24,000	ASBC Capital I, 7.625%	614,880
28,000	Citigroup Capital Trust VIII, 6.950%	706,160
13,700	Comerica Capital Trust I, 7.600%	345,925
22,000	Compass Capital, 7.350%	557,040
27,600	Everest Re Capital Trust, 7.850%	703,248
15,000	Fleet Capital Trust VII, 7.200%	378,300
6,900	Fleet Capital Trust VIII, 7.200%	175,398
4,000	Goldman Sachs Group, Inc., Class A, 3.910%	102,800
6,000	Hartford Life Capital II, Series B, 7.625%	152,880
20,000	HSBC Holdings PLC, Series A, 6.200%	495,000
20,000	JPMorgan Chase & Co., Series X, 7.000%	508,600
15,500	Lehman Brothers Holdings, Inc., 6.500%	406,875
10,000	Lincoln National Capital V, Series E, 7.650%	254,100
21,000	Merrill Lynch Capital Trust V, 7.280%	548,520
10,000	Metlife, Inc., Series B, 6.500%	259,200
13,000	Morgan Stanley Capital Trust II, 7.250%	331,110
26,000	National Commerce Capital Trust II, 7.700%	663,000
18,000	Partnerre Capital Trust I, 7.900%	459,000
12,400	PLC Capital Trust, 7.250%	315,952
1,900	Provident Financial Group, Inc., 8.375%	51,110
17,300	RenaissanceRe Holdings Ltd., Series B, 7.300%	436,998
35,000	Royal Bank of Scotland, Series N, 6.350%	879,550
24,700	SLM Corp., 6.000%	585,390
	Financials -- (continued)
13,900	St. Paul Capital Trust, 7.600%	$ 356,535
5,000	Suntrust Capital IV, 7.125%	126,350
1,300	Torchmark Capital Trust I, 7.750%	33,553
27,000	Wells Fargo Capital Trust II, 7.000%	682,560

		12,889,102

	Health Care -- 1.3%
23,000	Aetna, Inc., 8.500%	586,040

	Industrials -- 1.4%
25,000	General Electric Capital Corp., 6.100%	630,750

	Real Estate Investment Trusts -- 2.4%
1,400	Equity Residential Properties, Series D, 8.600%	35,756
10,000	HRPT Properties Trust, Series A, 9.875%	254,300
2,000	Prologis Trust, Series F, 6.750%	49,580
17,000	Public Storage, Series F, 6.45%	392,700
13,000	Public Storage, Series R, 8.000%	329,030

		1,061,366

	Telecommunications -- 1.0%
17,000	AT&T, Inc., 7.000%	426,360

	Utilities -- 6.5%
39,700	BGE Capital Trust II, 6.200%	1,016,320
20,000	Consolidated Edison Co., Inc., 7.500%	505,000
10,000	Dominion CNG Capital Trust I, 7.800%	255,200
23,400	Entergy LA, Inc., 7.600%	594,126
20,000	Georgia Power Capital, 7.125%	504,600

		2,875,246

	Total Preferred Stocks (Cost $19,698,264)	19,106,364

MUTUAL FUNDS -- 3.2%
	Exchange Traded Funds -- 3.2%
16,500	AMEX Technology SPDR	344,850
8,500	S&P 500 Depositary Receipt	1,057,655

	Total Mutual Funds (Cost $1,227,729)	1,402,505

CASH EQUIVALENT -- 1.1%
507,344	Huntington Money Market Fund, Interfund Shares*	507,344

	Total Cash Equivalent (Cost $507,344)	507,344

	Total Investments (Cost $43,440,028) (a) -- 99.8%	44,087,828
	Other Assets in Excess of Liabilities -- 0.2%	106,196

	Net Assets -- 100.0%	$ 44,194,024

Huntington VA Growth Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2005

Asset Allocation	Percentage of Net Assets

Technology	22.1%
Health Care	19.5%
Consumer Staples	15.8%
Industrials	12.0%
Energy	11.5%
Consumer Discretionary	6.3%
Exchange Traded Funds	3.6%
Financials	3.1%
Cash[1]	2.9%
Materials	2.6%
Telecommunications	0.5%
Other Assets in Excess of Liabilities	0.1%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change.

Percentages are as of December 31, 2005, and are based on net assets.

1 Investments in an affiliated money market fund.

Portfolio of Investments

December 31, 2005

Shares		Value

COMMON STOCKS -- 93.4%
	Consumer Discretionary -- 6.3%
1,859	Carnival Corp.	$ 99,401
10,278	Home Depot, Inc.	416,053
3,839	Kohl’s Corp.(b)	186,575
260	Liberty Global, Inc., Class A (b)	5,850
260	Liberty Global, Inc., Series C (b)	5,512
5,203	Liberty Media Corp. (b)	40,948
1,931	Media General, Inc.	97,902
7,677	Time Warner, Inc.	133,887
8,438	Viacom, Inc.	275,079

		1,261,207

	Consumer Staples -- 15.8%
7,500	Anheuser Busch Cos., Inc.	322,200
4,248	Colgate-Palmolive Co.	233,003
3,112	J.M. Smuckers Co.	136,928
8,110	PepsiCo, Inc.	479,139
11,688	Procter & Gamble Co.	676,501
10,675	SYSCO Corp.	331,459
3,441	Wal-Mart Stores, Inc.	161,039
10,670	Walgreen Co.	472,254
5,290	William Wrigley Jr. Co.	351,732

		3,164,255

	Energy -- 11.5%
7,217	Anadarko Petroleum Corp.	683,811
5,000	Exxon Mobil Corp.	280,850
5,000	Kinder Morgan, Inc.	459,750
5,000	Occidental Petroleum Corp.	399,400
5,000	Schlumberger, Ltd.	485,750

		2,309,561

	Financials -- 3.1%
2,591	American Express Co.	$ 133,333
1	Berkshire Hathaway, Inc. (b)	88,620
4,237	St. Paul Cos., Inc.	189,267
4,573	Washington Mutual, Inc.	198,925

		610,145

	Health Care -- 19.5%
6,891	Abbott Laboratories	271,712
5,000	Amgen, Inc. (b)	394,299
6,100	Baxter International, Inc.	229,665
2,700	Dentsply International, Inc.	144,963
1,000	Gilead Sciences, Inc. (b)	52,630
269	Hospira, Inc. (b)	11,508
2,290	IMS Health, Inc.	57,067
7,000	Invacare Corp.	220,430
5,977	Johnson & Johnson	359,218
1,968	Medco Health Solutions, Inc. (b)	109,814
2,015	Medtronic, Inc.	116,004
2,648	Millipore Corp. (b)	174,874
13,122	Pfizer, Inc.	306,005
4,000	Roche Holdings Ltd.	299,404
12,363	Schering-Plough Corp.	257,769
6,530	Stryker Corp.	290,128
3,600	UnitedHealth Group, Inc.	223,704
5,465	Wyeth	251,773
2,000	Zimmer Holdings, Inc. (b)	134,880

		3,905,847

COMMON STOCKS -- (continued)
	Industrials -- 12.0%
4,587	Avery Dennison Corp.	$ 253,523
10,200	Cintas Corp.	420,036
26,975	General Electric Co.	945,474
8,806	Illinois Tool Works, Inc.	774,840

		2,393,873

	Materials -- 2.6%
5,205	Du Pont (E.I.) de Nemours & Co.	221,213
8,029	Ecolab, Inc.	291,211

		512,424

	Technology -- 22.1%
7,684	Analog Devices, Inc.	275,625
663	Applied Materials, Inc.	11,894
6,887	Automatic Data Processing, Inc.	316,044
14,594	Cisco Systems, Inc. (b)	249,849
10,000	Computer Sciences Corp. (b)	506,400
8,698	Dell, Inc. (b)	260,853
8,340	EMC Corp. (b)	113,591
6,712	Hewlett Packard Co.	192,165
17,764	Intel Corp.	443,389
2,999	International Business Machines Corp.	246,518
7,500	Iron Mountain, Inc. (b)	316,650
29,508	Microsoft Corp.	771,634
6,100	Molex, Inc.	158,295
342	Network Appliance, Inc. (b)	9,234
14,980	Oracle Corp. (b)	182,906
6,930	Qualcomm, Inc.	298,544
2,201	Solectron Corp. (b)	8,056
1,493	Texas Instruments, Inc.	47,881

		4,409,528

	Telecommunications -- 0.5%
520	Discovery Holding Co., Class A (b)	$ 7,878
4,308	Vodafone Group PLC.	92,493

		100,371

	Utilities -- 0.0%
187	Duke Energy Corp.	5,133

	Total Common Stocks (Cost $17,195,322)	18,672,344

MUTUAL FUNDS -- 3.6%
	Exchange Traded Funds -- 3.6%
8,000	iShares S&P 500/Barra Growth Index Fund	474,319
2,675	NASDAQ 100 Index Fund	108,124
1,020	S&P Depositary Receipt	126,919

	Total Mutual Funds (Cost $650,309)	709,362

CASH EQUIVALENT -- 2.9%
582,352	Huntington Money Market Fund, Interfund Shares*	582,352

	Total Cash Equivalent (Cost $582,352)	582,352

	Total Investments (Cost $18,427,983) (a) -- 99.9%	19,964,058
	Other Assets in Excess of Liabilities -- 0.1%	10,248

	Net Assets -- 100.0%	$ 19,974,306

Huntington VA Income Equity Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2005

Asset Allocation	Percentage of Net Assets

Financials	35.3%
Energy	10.4%
Consumer Discretionary	9.5%
Industrials	8.0%
Health Care	7.5%
Technology	7.2%
Materials	6.6%
Telecommunications	5.5%
Cash[1]	4.7%
Utilities	3.1%
Real Estate Investment Trusts	2.0%
Consumer Staples	1.4%
Liabilities in Excess of Other Assets	(1.2)%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change.

Percentages are as of December 31, 2005, and are based on net assets.

1 Investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2005

Shares		Value

COMMON STOCKS -- 96.5%
	Consumer Discretionary -- 9.5%
9,700	Fortune Brands, Inc.	$ 756,794
25,600	Genuine Parts Co.	1,124,352
32,100	Pearson PLC ADR	381,027
19,100	Thompson Corp.	660,860
8,100	V.F. Corp.	448,254

		3,371,287

	Consumer Staples -- 1.4%
5,200	Anheuser Busch Cos., Inc.	223,392
4,100	Molson Coors Brewing Co., Class B	274,659

		498,051

	Energy -- 10.4%
19,400	Chevron Corp.	1,101,338
18,100	ConocoPhillips	1,053,058
15,900	Occidental Petroleum Corp.	1,270,092
5,700	Progress Energy, Inc.	250,344

		3,674,832

	Financials -- 35.3%
23,600	AmSouth Bancorporation	618,556
26,500	Bank of America Corp.	1,222,975
19,100	BB&T Corp.	800,481
27,300	Citigroup, Inc.	1,324,869
10,800	Comerica, Inc.	613,008
28,300	JPMorgan Chase & Co.	1,123,227
20,900	Lincoln National Corp.	1,108,327
18,200	MBNA Corp.	494,312
	Financials -- (continued)
32,200	National City Corp.	$ 1,080,954
28,100	Regions Financial Corp.	959,896
9,100	SunTrust Banks, Inc.	662,116
19,300	Unitrin, Inc.	869,465
9,600	Wachovia Corp.	507,456
24,100	Washington Mutual, Inc.	1,048,350

		12,433,992

	Health Care -- 7.5%
30,800	Bristol-Myers Squibb Co.	707,784
6,400	Eli Lilly & Co.	362,176
6,100	GlaxoSmithKline PLC ADR	307,928
23,200	Merck & Co., Inc.	737,992
11,500	Wyeth	529,805

		2,645,685

	Industrials -- 8.0%
27,800	General Electric Co.	974,390
17,700	Pitney Bowes, Inc.	747,825
31,800	R.R. Donnelley & Sons Co.	1,087,878

		2,810,093

	Materials -- 6.6%
18,900	Boston Scientific Corp. (b)	462,861
15,300	Monsanto Co.	1,186,209
11,700	PPG Industries, Inc.	677,430

		2,326,500

COMMON STOCKS -- (continued)
	Real Estate Investment Trusts -- 2.0%
12,200	Equity Office Properties Trust	$ 370,026
9,000	Equity Residential Properties Trust	352,080

		722,106

	Technology -- 7.2%
9,300	Automatic Data Processing, Inc.	426,777
9,700	First Data Corp.	417,197
18,800	Intel Corp.	469,248
16,000	Microsoft Corp.	418,400
44,800	Nokia Corp.	819,840

		2,551,462

	Telecommunications -- 5.5%
16,300	Alltel Corp.	1,028,530
12,400	AT&T, Inc.	303,676
15,000	Sprint Corp.	350,400
8,900	Verizon Communications, Inc.	268,068

		1,950,674

	Utilities -- 3.1%
7,500	Consolidated Edison, Inc.	347,475
13,300	Duke Energy Corp.	365,085
7,500	Exelon Corp.	398,550

		1,111,110

	Total Common Stocks (Cost $29,640,929)	34,095,792

CASH EQUIVALENT -- 4.7%
1,663,753	Huntington Money Market Fund, Interfund Shares*	$ 1,663,753

	Total Cash Equivalent (Cost $1,663,753)	1,663,753

	Total Investments (Cost $31,304,682) (a) -- 101.2%	35,759,545
	Liabilities in Excess of Other Assets -- (1.2)%	(422,148)

	Net Assets -- 100.0%	$ 35,337,397

Huntington VA International Equity Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2005

Asset Allocation	Percentage of Net Assets

United Kingdom	22.0%
Japan	19.9%
France	7.1%
Netherlands	5.5%
Canada	5.5%
Sweden	4.9%
Switzerland	4.2%
Germany	2.9%
Finland	2.9%
Singapore	2.4%
Spain	2.2%
Norway	2.1%
Ireland	1.9%
Netherlands Antilles	1.8%
Mexico	1.5%
Taiwan	1.4%
South Korea	1.3%
Hong Kong	1.1%
Brazil	0.8%
India	0.8%
Other Assets in Excess of Liabilities	7.8%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change.

Percentages are as of December 31, 2005, and are based on net assets.

Portfolio of Investments

December 31, 2005

Shares		Value

COMMON STOCKS -- 88.5%
	Brazil -- 0.8%
	Energy -- 0.8%
240	Petroleo Brasileiro SA ADR	$ 17,105

	Canada -- 5.5%
	Energy -- 1.0%
470	Encana Corp. ADR	21,225

	Industrials -- 2.5%
670	Canadian National Railway Co.	53,594

	Materials -- 2.0%
1,060	Alcan, Inc.	43,407

		118,226

	Finland -- 2.9%
	Materials -- 0.9%
1,000	UPM Kymmene OYJ ADR	19,600

	Technology -- 2.0%
2,300	Nokia OYJ ADR	42,090

		61,690

	France -- 7.1%
	Consumer Staples -- 1.6%
1,640	Groupe Danone ADR	$ 34,506

	Energy -- 1.9%
325	Total SA ADR	41,080

	Financials -- 2.0%
1,309	Axa ADR	42,319

	Utilities -- 1.6%
1,120	Suez SA ADR	34,989

		152,894

	Germany -- 2.9%
	Consumer Discretionary -- 1.1%
85	Puma AG Rudolf Dassler Sport ADR	24,735

	Technology -- 1.8%
850	SAP AG ADR	38,309

		63,044

COMMON STOCKS -- (continued)
	Hong Kong -- 1.1%
	Financials -- 1.1%
7,800	Bank of East Asia Ltd. ADR	$ 23,590

	Ireland -- 1.9%
	Financials -- 1.9%
935	Allied Irish Banks PLC ADR	40,168

	Japan -- 18.3%
	Consumer Discretionary -- 6.9%
501	Canon, Inc. ADR	29,474
1,710	Honda Motor Co., LTD. ADR	49,538
1,790	Matsushita Electric Industrial Co. Ltd. ADR	34,690
1,920	Shiseido Co. Ltd. ADR	35,787

		149,489

	Electronics -- 2.2%
3,075	Sharp Corp. ADR	46,738

	Financials -- 2.2%
3,458	Mitsubishi UFJ Financial Group, Inc.	47,340

	Health Care -- 2.0%
100	Eisai Co. Ltd.	4,198
450	Eisai Co., Ltd. ADR	18,872
700	Terumo Corp.	20,718

		43,788

	Industrials -- 3.8%
650	Komatsu Ltd. ADR	42,978
370	Secom Co., Ltd. ADR	38,683

		81,661

	Utilities -- 1.2%
1,100	The Tokyo Electric Power Co., Inc.	26,726

		395,742

	Mexico -- 1.5%
	Materials -- 1.5%
553	Cemex SA ADR	32,809

	Netherlands -- 5.5%
	Consumer Discretionary -- 2.8%
1,708	ING Group NV ADR	59,472

	Industrials -- 2.7%
1,895	TNT NV ADR	59,276

		118,748

	Netherlands Antilles -- 1.8%
	Energy -- 1.8%
410	Schlumberger Ltd. ADR	39,832

	Norway -- 2.1%
	Telecommunications -- 2.1%
4,632	Telenor ASA	45,500

	Singapore -- 2.4%
	Telecommunications -- 2.4%
3,364	Singapore Telecommunications Ltd. ADR	52,803

	Spain -- 2.2%
	Financials -- 0.5%
550	Banco Bilbao Vizcaya SA ADR	9,818

	Telecommunications -- 1.7%
824	Telefonica SA ADR	37,096

		46,914

	Sweden -- 4.9%
	Consumer Discretionary -- 1.7%
725	Electrolux AB, Series B ADR	$ 37,623

	Financials -- 3.2%
2,500	ForeningsSparbanken AB	68,177

		105,800

	Switzerland -- 4.2%
	Health Care -- 2.6%
1,040	Novartis AG ADR	54,580

	Materials -- 1.6%
1,430	Syngenta AG ADR	35,621

		90,201

	Taiwan -- 1.4%
	Technology -- 1.4%
3,000	Taiwan Semiconductor Manufacturing Co. Ltd.	29,730

	United Kingdom -- 22.0%
	Consumer Discretionary -- 2.3%
4,150	Pearson PLC ADR	49,261

	Consumer Staples -- 5.5%
1,317	Boots Group PLC ADR	27,357
1,243	Cadbury Schweppes PLC ADR	47,593
2,474	Tesco PLC ADR	42,239

		117,189

	Energy -- 2.6%
450	BG Group PLC ADR	22,352
535	BP Amoco PLC ADR	34,357

		56,709

	Financials -- 2.1%
1,097	Barclays PLC ADR	46,162

	Health Care -- 2.4%
1,045	GlaxoSmithKline PLC ADR	52,752

	Industrials -- 3.7%
746	Bunzl PLC ADR	39,985
1,915	Tomkins PLC ADR	39,468

		79,453

	Materials -- 2.2%
265	Rio Tinto PLC ADR	48,439

	Utilities -- 1.2%
1,525	Scottish & Southern Energy PLC ADR	26,547

		476,512

	Total Common Stocks (Cost $1,684,188)	1,911,308

MUTUAL FUNDS -- 3.7%
	India -- 0.8%
	Management Investment Operation -- 0.8%
453	Morgan Stanley India Investment Fund	16,920

	Japan -- 1.6%
	Management Investment Operation -- 1.6%
2,700	iShares MSCI Japan Index Fund	36,450

MUTUAL FUNDS -- (continued)
	South Korea -- 1.3%
	Management Investment Operation -- 1.3%
615	iShares MSCI, South Korea Index Fund	$ 27,435

	Total Mutual Funds (Cost $68,851)	80,805

	Total Investments (Cost $1,753,039) (a) -- 92.2%	1,992,113
	Other Assets in Excess of Liabilities -- 7.8%	168,502

	Net Assets -- 100.0%	$ 2,160,615

Huntington VA Macro 100 Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2005

Asset Allocation	Percentage of Net Assets

Technology	34.4%
Financials	19.0%
Consumer Discretionary	17.5%
Industrials	10.7%
Consumer Staples	5.7%
Cash[1]	4.3%
Health Care	3.8%
Materials	2.9%
Telecommunications	1.7%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change.

Percentages are as of December 31, 2005, and are based on net assets.

1 Investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2005

Shares		Value

COMMON STOCKS -- 95.7%
	Consumer Discretionary -- 17.5%
900	3M Co.	$ 69,750
3,600	AutoNation, Inc. (b)	78,228
800	AutoZone, Inc. (b)	73,400
1,800	Bed Bath & Beyond, Inc. (b)	65,070
2,300	Darden Restaurants, Inc.	89,424
1,800	Ebay, Inc. (b)	77,850
1,700	Genuine Parts Co.	74,664
3,100	Hilton Hotels Corp.	74,741
1,900	Home Depot, Inc.	76,912
3,400	Limited Brands, Inc.	75,990
1,800	Liz Claiborne, Inc.	64,476
1,100	Lowe’s Cos., Inc.	73,326
1,300	Reebok International Ltd.	75,699
2,700	Starbucks Corp. (b)	81,027
3,200	TJX Companies, Inc.	74,336
1,800	UST, Inc.	73,494
1,600	Wendy’s International, Inc.	88,416
1,400	YUM! Brands, Inc.	65,632

		1,352,435

	Consumer Staples -- 5.7%
1,200	Brown-Forman Corp.	83,184
3,500	Coca-Cola Enterprises, Inc.	67,095
2,900	Constellation Brands, Inc. (b)	76,067
2,400	Pepsi Bottling Group, Inc.	68,664
800	Reynolds American, Inc.	76,264
3,200	Staples, Inc.	72,672

		443,946

	Financials -- 19.0%
600	Bear Stearns Companies, Inc.	$ 69,318
900	Capital One Financial Corp.	77,760
1,600	Compass Bancshares, Inc.	77,264
2,200	Countrywide Credit Industries, Inc.	75,218
4,000	E*Trade Group, Inc. (b)	83,440
2,000	First Horizon National Corp.	76,880
800	Franklin Resources, Inc.	75,208
1,100	Golden West Financial Corp.	72,600
600	Goldman Sachs Group, Inc.	76,626
600	Lehman Brothers Holdings, Inc.	76,902
1,700	Marshall & Ilsley Corp.	73,168
1,100	Merrill Lynch & Co., Inc.	74,503
1,400	Moody’s Corp.	85,988
1,300	Morgan Stanley	73,762
1,800	Principal Financial Group	85,374
1,600	SLM Corp.	88,144
1,100	T. Rowe Price Group, Inc.	79,233
4,900	The Charles Schwab Corp.	71,883
1,500	Wachovia Corp.	79,290

		1,472,561

	Health Care -- 3.8%
800	Bausch & Lomb, Inc.	54,320
1,500	Caremark Rx, Inc. (b)	77,685
1,100	Express Scripts, Inc. (b)	92,180
2,300	Thermo Electron Corp. (b)	69,299

		293,484

COMMON STOCKS -- (continued)
	Industrials -- 10.7%
1,300	Avery Dennison Corp.	$ 71,851
1,400	Danaher Corp.	78,092
1,800	Dover Corp.	72,882
1,100	Eaton Corp.	73,799
1,900	Ingersoll Rand Co.	76,703
600	ITT Industries, Inc.	61,692
2,700	Pall Corp.	72,522
1,500	Parker Hannifin Corp.	98,940
1,700	Pitney Bowes, Inc.	71,825
1,300	Rockwell International Corp.	76,908
1,000	Textron, Inc.	76,980

		832,194

	Materials -- 2.9%
1,500	Freeport-McMoran Copper & Gold, Inc., Class B	80,700
1,600	Sherwin-Williams Co.	72,672
1,000	Vulcan Materials Co.	67,750

		221,122

	Technology -- 34.4%
2,400	Adobe Systems, Inc.	88,704
2,900	Advanced Micro Devices, Inc. (b)	88,740
1,400	Affiliated Computer Services, Inc. (b)	82,852
3,800	Altera Corp. (b)	70,414
2,000	Analog Devices, Inc.	71,740
6,100	Andrew Corporation (b)	65,453
21,100	Applied Micro Circuits Corp. (b)	54,227
1,600	Autodesk, Inc.	68,720
3,500	BMC Software, Inc. (b)	71,715
1,500	Broadcom Corp., Class A (b)	70,725
24,100	Ciena Corp. (b)	71,577
2,900	Citrix Systems, Inc. (b)	83,462
2,600	Computer Associates International, Inc.	73,294
8,400	Compuware Corp. (b)	75,348
2,700	Comverse Technology, Inc. (b)	71,793
1,300	Electronic Arts, Inc. (b)	68,003
1,100	Fisher Scientific International, Inc. (b)	68,046
1,600	Intuit, Inc. (b)	85,280
2,300	Jabil Circuit, Inc. (b)	85,307
32,400	JDS Uniphase Corp. (b)	76,464
1,900	Linear Technology Corp.	68,533
1,700	Maxim Integrated Products, Inc.	61,608
	Technology -- (continued)
2,200	Mercury Interactive Corp. (b)	$ 61,138
2,800	National Semiconductor Corp.	72,744
9,100	Novell, Inc. (b)	80,353
6,000	Oracle Corp. (b)	73,260
10,100	Parametric Technology Corp. (b)	61,610
8,100	PMC-Sierra, Inc. (b)	62,451
2,100	QLogic Corp. (b)	68,271
1,600	Qualcomm, Inc.	68,928
2,100	Scientific-Atlanta, Inc.	90,447
6,600	Siebel Systems, Inc.	69,828
3,100	Symantec Corp. (b)	54,250
2,800	Tektronix, Inc.	78,988
10,300	Unisys Corp. (b)	60,049
2,600	Xilinx, Inc.	65,546
2,100	Yahoo, Inc. (b)	82,278

		2,672,146

	Telecommunications -- 1.7%
6,100	Avaya, Inc. (b)	65,087
2,802	Sprint Corp.	65,455

		130,542

	Total Common Stocks (Cost $6,815,438)	7,418,430

CASH EQUIVALENT -- 4.3%
332,180	Huntington Money Market Fund, Interfund Shares*	332,180

	Total Cash Equivalent (Cost $332,180)	332,180

	Total Investments (Cost $7,147,618) (a) -- 100.0%	7,750,610
	Liabilities in Excess of Other Assets -- 0.0%	(1,815)

	Net Assets -- 100.0%	$ 7,748,795

Huntington VA Mid Corp America Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2005

Asset Allocation	Percentage of Net Assets

Cash[1]	13.5%
Consumer Discretionary	13.3%
Financials	13.2%
Health Care	12.4%
Technology	11.5%
Industrials	10.0%
Energy	9.5%
Materials	5.7%
Exchange Traded Funds	4.1%
Utilities	4.1%
Consumer Staples	2.4%
Other Investments (Collateral for Securities Lending)	1.2%
Telecommunications	0.2%
Liabilities in Excess of Other Assets	(1.1)%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change.

Percentages are as of December 31, 2005, and are based on net assets.

1 Investments in an affiliated money market fund.

Portfolio of Investments

December 31, 2005

Shares		Value

COMMON STOCKS -- 82.3%
	Consumer Discretionary -- 13.3%
2,349	Abercrombie & Fitch Co., Class A	$ 153,108
4,350	AnnTaylor Stores Corp. (b)	150,162
4,200	Beazer Homes USA, Inc. (c)	305,928
1,900	BorgWarner, Inc.	115,197
1,400	Boyd Gaming Corp.	66,724
2,000	Brunswick Corp.	81,320
500	Career Education Corp. (b)	16,860
2,000	Centex Corp.	142,980
1,087	Cooper Tire & Rubber Co.	16,653
700	Cummins Engine, Inc.	62,811
4,000	D. R. Horton, Inc.	142,920
1,000	Dollar General Corp.	19,070
700	Dorel Industries, CL B (b)	16,660
545	Fidelity National Title Group, Inc., Class A	13,271
2,000	Hanover Insurance Group, Inc.	83,540
600	Harman International Industries, Inc.	58,710
400	Hilton Hotels Corp.	9,644
300	Hovnanian Enterprises (b)	14,892
700	Intrawest Corp.	20,265
700	Leggett & Platt, Inc.	16,072
400	Lennar Corp.	24,408
3,444	Liz Claiborne, Inc.	123,364
3,100	Mohawk Industries, Inc. (b)	269,638
3,300	NBTY, Inc. (b)	53,625
4,358	Nordstrom, Inc.	162,989
1,000	Pacific Sunwear of California, Inc. (b)	24,920
	Consumer Discretionary -- (continued)
700	Polo Ralph Lauren Corp.	$ 39,298
7,844	Pulte Homes, Inc.	308,739
2,300	Reebok International Ltd.	133,929
4,482	Royal Caribbean Cruises Ltd.	201,959
1,678	Ruby Tuesday, Inc.	43,443
3,300	Sonic Automotives, Inc.	73,524
900	Starwood Hotels & Resorts Worldwide, Inc.	57,474
700	Stein Mart, Inc.	12,705
700	Technical Olympic USA, Inc.	14,763
1,493	The Stanley Works	71,724
700	The Warnaco Group, Inc. (b)	18,704
1,400	UniFirst Corp.	43,540
1,030	Whirlpool Corp.	86,273
1,000	Wolverine World Wide, Inc.	22,460
3,400	Zales Corp. (b)	85,510

		3,379,776

	Consumer Staples -- 2.4%
3,730	Church & Dwight Co., Inc.	123,203
2,600	Constellation Brands, Inc. (b)	68,198
1,660	Molson Coors Brewing Co., Class B	111,203
2,111	Ralcorp Holding, Inc. (b)	84,250
2,200	Smithfield Foods, Inc. (b)	67,320
2,600	Spectrum Brands, Inc. (b)	52,806
1,934	SUPERVALU, Inc.	62,816
2,770	Tyson Foods, Inc., Class A	47,367

		617,163

COMMON STOCKS -- (continued)
	Energy -- 9.5%
3,356	Apache Corp.	$ 229,953
100	Baker Hughes, Inc.	6,078
300	BJ Services Co.	11,001
13,058	Chesapeake Energy Corp.	414,330
7,014	Devon Energy Corp.	438,656
1,400	Forest Oil Corp. (b)	63,798
1,700	Helmerich & Payne, Inc.	105,247
2,400	Murphy Oil Corp.	129,576
100	National Oilwell Vargo, Inc. (b)	6,270
8,084	Noble Energy, Inc.	325,785
200	PATTERSON-UTI Energy, Inc.	6,590
100	Peabody Energy Corp.	8,242
300	Smith International, Inc.	11,133
1,300	Suncor Energy, Inc. ADR	82,069
100	Sunoco, Inc.	7,838
1,743	Unit Corp. (b)	95,917
3,300	Vintage Petroleum, Inc.	175,989
7,214	Weatherford International, Inc. (b)	261,147
200	XTO Energy, Inc.	8,788

		2,388,407

	Financials -- 13.2%
3,350	Allied Capital Corp. (c)	98,390
2,100	AMBAC Financial Group, Inc.	161,826
1,400	Amcore Financial, Inc.	42,574
3,084	AmeriCredit Corp. (b)	79,043
2,500	BancorpSouth, Inc.	55,175
1,337	Bear Stearns Companies, Inc.	154,464
2,266	BOK Financial Corp.	102,944
2,700	Chittenden Corp.	75,087
600	Cit Group, Inc.	31,068
3,159	City National Corp.	228,838
3,621	Compass Bancshares, Inc.	174,858
3,117	Fidelity National Financial, Inc.	114,674
2,900	First American Financial Corp.	131,370
4,832	First Horizon National Corp.	185,742
2,000	FirstMerit Corp.	51,820
1,068	Fulton Financial Corp.	18,797
800	Genworth Financial Inc.	27,664
2,767	Legg Mason, Inc.	331,182
1,700	M & T Bank Corp.	185,385
3,140	MoneyGram International, Inc.	81,891
2,630	Nationwide Financial Services, Inc.	115,720
533	New York Community Bancorp, Inc.	8,805
5,949	Old Republic International Corp.	156,221
2,743	PMI Group, Inc.	112,655
3,723	Protective Life Corp.	162,956
400	T. Rowe Price Group, Inc.	28,812
2,964	TCF Financial Corp.	80,443
1,323	TD Banknorth, Inc.	38,433
3,227	Torchmark Corp.	179,421
634	Toronto-Dominion Bank	33,412
2,500	Wilmington Trust Corp.	97,275

		3,346,945

	Health Care -- 12.4%
6,000	AmerisourceBergen Corp.	$ 248,400
3,385	Barr Laboratories, Inc. (b)	210,852
974	Caremark Rx, Inc. (b)	50,443
1,186	Cephalon, Inc. (b)	76,782
4,900	Coventry Health Care, Inc. (b)	279,104
400	Dentsply International, Inc.	21,476
1,200	Health Management Associates, Inc.	26,352
1,470	Hillenbrand Industries, Inc.	72,633
3,278	Invitrogen Corp. (b)	218,446
3,533	Lincare Holdings, Inc. (b)	148,068
6,352	Mylan Laboratories, Inc.	126,786
7,000	Omnicare, Inc.	400,539
2,620	Owens & Minor, Inc.	72,129
4,500	Pediatrix Medical Group, Inc. (b)	398,564
2,550	Renal Care Group, Inc. (b)	120,641
6,100	Respironics, Inc. (b)	226,127
3,689	Thermo Electron Corp. (b)	111,150
2,900	Viasys Healthcare, Inc. (b)	74,530
7,500	Watson Pharmaceutical, Inc. (b)	243,825

		3,126,847

	Industrials -- 10.0%
1,675	Alliant Techsystems, Inc. (b)	127,585
300	Avery Dennison Corp.	16,581
2,900	Banta Corp.	144,420
700	Chaparral Steel (b)	21,175
2,656	Cooper Industries Ltd., Class A	193,888
4,100	Elbit Systems Ltd.	100,901
1,300	G & K Services, Inc., Class A	51,025
4,200	Griffon Corp. (b)	100,002
3,238	Insituform Technologies, Inc., Class A (b)	62,720
3,019	Kennametal, Inc.	154,090
4,759	L-3 Communications Corp.	353,831
3,152	NCO Group, Inc. (b)	53,332
2,600	Oshkosh Truck Corp.	115,934
4,379	Pall Corp.	117,620
2,336	Parker Hannifin Corp.	154,083
3,800	Precision Castparts Corp.	196,878
1,000	R.R. Donnelley & Sons Co.	34,210
300	Rockwell International Corp.	17,748
1,600	Ryder System, Inc.	65,632
984	Tecumseh Products Co., Class A	22,543
3,421	Teleflex, Inc.	222,297
1,100	Textron, Inc.	84,678
2,400	Thomas & Betts Corp. (b)	100,704

		2,511,877

	Materials -- 5.7%
3,300	Albemarle Corp.	126,555
4,300	AptarGroup, Inc.	224,460
600	Ball Corp.	23,832
3,000	Bemis Co.	83,580
5,000	Cytec Industries, Inc.	238,150
1,031	Eagle Materials, Inc.	126,153
COMMON STOCKS -- (continued)
	Materials -- (continued)
900	Ferro Corp.	$ 16,884
5,000	FMC Corp. (b)	265,850
700	Lafarge North America Corp.	38,514
1,960	Lubrizol Corp.	85,123
1,100	Minerals Technologies, Inc.	61,479
1,300	Pactiv Corp. (b)	28,600
800	Schnitzer Steel Industries, Inc.	24,472
700	Texas Industries, Inc.	34,888
1,400	The Scotts Co.	63,336

		1,441,876

	Technology -- 11.5%
14,354	Activision, Inc. (b)	197,224
1,459	Affiliated Computer Services, Inc. (b)	86,344
700	Amdocs, Ltd. (b)	19,250
26	Avid Technology, Inc. (b)	1,424
150	Benchmark Electronics, Inc. (b)	5,045
2,600	Cognos, Inc. (b)	90,246
1,540	Coherent, Inc. (b)	45,707
1,900	Electronic Arts, Inc. (b)	99,389
600	Fiserv, Inc. (b)	25,962
2,312	Fisher Scientific International, Inc. (b)	143,020
976	FLIR Systems, Inc. (b)	21,794
5,410	Forrester Research, Inc. (b)	101,438
400	Genzyme Corp. (b)	28,312
3,700	Harris Corp.	159,137
2,878	Imation Corp.	132,589
700	Interactive Data Corp.	15,897
4,500	Intergraph Corp. (b)	224,144
2,792	International Rectifier Corp. (b)	89,065
700	Intuit, Inc. (b)	37,310
600	Jabil Circuit, Inc. (b)	22,254
3,200	JDA Software Group, Inc. (b)	54,432
600	Microchip Technology, Inc.	19,290
600	Molex, Inc.	15,570
2,748	NCR Corp. (b)	93,267
1,600	Novell, Inc. (b)	14,128
600	NVIDIA Corp. (b)	21,936
6,168	Paxar Corp. (b)	121,078
2,140	Progress Software Corp. (b)	60,733
898	SafeNet, Inc. (b)	28,934
4,100	Sandisk Corp. (b)	257,561
3,928	Scientific-Atlanta, Inc.	169,179
3,800	Sybase, Inc. (b)	83,068
10,800	Symantec Corp. (b)	189,000
1,700	Symmetricom, Inc. (b)	14,399
1,907	Tektronix, Inc.	53,796
1,050	THQ, Inc. (b)	25,043
2,050	Trimble Navigation Ltd. (b)	72,755
1,117	Varian Semiconductor Equipment Associates, Inc. (b)	49,070

		2,888,790

Shares or Principal Amount		Value

	Telecommunications -- 0.2%
1,407	CenturyTel, Inc.	$ 46,656

	Utilities -- 4.1%
2,200	AGL Resources, Inc.	76,582
1,296	Allete, Inc.	57,024
2,300	Atmos Energy Corp.	60,168
1,700	Constellation Energy Group	97,920
3,691	Energy East Corp.	84,155
700	KeySpan Corp.	24,983
4,321	MDU Resources Group, Inc.	141,470
2,900	National Fuel Gas Co.	90,451
1,200	New Jersey Resources Corp.	50,268
4,664	Questar Corp.	353,064

		1,036,085

	Total Common Stocks (Cost $14,944,384)	20,784,422

MUTUAL FUNDS -- 4.1%
	Exchange Traded Funds -- 4.1%
7,200	iShares S&P Midcap 400	531,360
3,652	MidCap SPDR Trust Series 1 Index Fund	491,632

	Total Mutual Funds (Cost $688,326)	1,022,992

CASH EQUIVALENT -- 13.5%
3,393,896	Huntington Money Market Fund, Interfund Shares*	3,393,896

	Total Cash Equivalent (Cost $3,393,896)	3,393,896

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 1.2%
	Commercial Paper -- 0.2%
$ 8,925	Bank of America Corp., 4.213%, 1/31/06	8,925
5,210	Cafco LLC, 4.220%, 1/25/06	5,210
3,026	Cafco LLC, 4.220%, 1/26/06	3,026
4,836	CRC Funding LLC, 4.220%, 1/25/06	4,836
7,426	Curzon Funding LLC, 4.240%, 1/27/06	7,426
8,928	Park Granada LLC, 4.340%, 1/5/06	8,928
12,511	Three Pillars Fund 4-2 144A, 4.300%, 1/11/06	12,511
7,301	Three Pillars Fund 4-2 144A, 4.310%, 1/17/06	7,301

		58,163

	Mutual Funds -- 0.0%
14,887	JPMorgan & Co., Inc.	14,887
218	JPMorgan Institutional Prime Money Market	218

		15,105

Principal Amount		Value

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- (continued)
	Repurchase Agreements -- 0.3%
$ 29,775	JPMorgan Securities, 4.300%, dated 12/30/05, due 1/3/06, repurchase price $29,789 (Fully collateralized by U.S. Government Agencies and Mortgage Securities)	$ 29,775
5,959	Morgan Stanley Dean Witter & Co., 4.270%, dated 12/30/05, due 1/3/06, repurchase price $5,972 (Fully collateralized by U.S. Government Agencies and Mortgage Securities)	5,969
30,670	UBS Warburg Securities, 4.300%, dated 12/30/05, due 1/3/06, repurchase price $30,685 (Fully collateralized by U.S. Government Agencies and Mortgage Securities.)	30,670

		66,414

	Variable Rate Obligations -- 0.7%
4,462	Arran Funding Ltd., 4.460%, 2/15/06	4,462
14,882	Bankone Class A 2004-4, 4.410%, 1/17/06	14,882
8,923	Bankone ISS Trust 2003-1, 4.420%, 1/17/06	8,923
4,774	Chase CCC Trust 2004-2, Class C, 4.410%, 1/17/06	4,774
14,882	Chase CCC Trust 2004-2, Class C, 4.410%, 1/17/06	14,882
7,426	Chase CCMT 2001-2, Class A, 4.420%, 1/17/06	7,426
12,792	Chase CCOT 2001-1, Class A, 4.420%, 1/17/06	12,792
8,216	Daimler Chrysler Master OT, 2003, Class A, 4.420%, 1/17/06	8,216
7,426	Deutsche Bank, 4.380%, 1/3/06	7,426
	Variable Rate Obligations -- (continued)
$ 8,018	Discover CMT I 2001-2, 4.420%, 1/17/06	$ 8,018
2,815	General Electric Capital Corp., 4.150%, 7/15/06	2,815
4,805	General Electric Capital Corp., 4.500%, 7/15/06	4,805
5,959	General Electric Capital Corp., 4.500%, 7/15/06	5,959
4,462	General Electric Capital Corp., 4.400%, 1/3/06	4,462
14,887	HBOS Treasury Services PLC, 4.550%, 3/30/06	14,887
11,918	Merrill Lynch & Co., Inc., 4.520%, 3/15/06	11,918
7,426	Merrill Lynch & Co., Inc., 4.380%, 1/3/06	7,426
6,552	Royal Bank of Scotland, 4.500%, 3/21/06	6,552
7,434	Santander Central Hispano, 4.190%, 1/23/06	7,434
7,426	Santander Central Hispano, 4.200%, 1/23/06	7,426
6,833	World Savings Bank, FSB, 4.370%, 1/19/06	6,833

		172,318

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $312,000)	312,000

	Total Investments (Cost $19,338,606) (a) -- 101.1%	25,513,310
	Other Assets in Excess of Liabilities -- (1.1)%	(298,784)

	Net Assets -- 100.0%	$ 25,214,526

Huntington VA New Economy Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2005

Asset Allocation	Percentage of Net Assets

Consumer Discretionary	17.6%
Health Care	16.0%
Industrials	14.7%
Technology	13.6%
Financials	9.5%
Energy	8.8%
Cash[1]	6.3%
Materials	5.4%
Telecommunications	2.9%
Consumer Staples	2.6%
Utilities	2.6%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change.

Percentages are as of December 31, 2005, and are based on net assets.

1 Investments in an affiliated money market fund.

Portfolio of Investments

December 31, 2005

Shares		Value

COMMON STOCKS -- 93.7%
	Consumer Discretionary -- 17.6%
3,500	AAR Corp. (b)	$ 83,825
2,800	Adesa, Inc.	68,376
4,400	Alderwoods Group, Inc. (b)	69,828
1,200	Alliance Atlantis Communications, Inc. (b)	34,500
520	Autoliv, Inc.	23,618
307	AutoNation, Inc. (b)	6,671
750	Barnes & Noble, Inc.	32,003
200	Black & Decker Corp.	17,392
725	Brookfield Asset Management, Inc.	36,489
1,050	Bunge Ltd.	59,441
800	Burlington Coat Factory Warehouse Corp.	32,168
1,200	Burlington Northern Santa Fe Corp.	84,984
2,700	Canwest Global Comm Corp. (b)	22,275
2,900	Casey’s General Stores, Inc.	71,920
580	Centex Corp.	41,464
2,100	Chiquita Brands International, Inc.	42,021
1,250	Circuit City Stores, Inc.	28,238
480	Coach, Inc. (b)	16,003
1,400	D. R. Horton, Inc.	50,022
2,700	Donegal Group, Inc., Class A	62,748
58	Fidelity National Title Group, Inc., Class A	1,412
354	GameStop Corp. (b)	11,264
176	Harrah’s Entertainment, Inc.	12,547
350	Hovnanian Enterprises (b)	17,374
3,700	Innkeepers USA Trust	59,200
300	J.C. Penney Co., Inc.	16,680
1,030	K-Swiss, Inc.	33,413
240	KB Home	17,438
	Consumer Discretionary -- (continued)
2,000	Kendle International, Inc. (b)	$ 51,480
400	Lennar Corp.	24,408
1,400	Longs Drug Stores Corp.	50,946
152	M/I Schottenstein Homes, Inc.	6,174
210	MDC Holdings, Inc.	13,016
350	Meritage Corp. (b)	22,022
400	MGM Grand, Inc. (b)	14,668
900	Movie Gallery, Inc.	5,049
600	Nordstrom, Inc.	22,440
39	NVR, Inc. (b)	27,378
900	Orient-Express Hotel Ltd.	28,368
6,200	Pathmark Stores, Inc. (b)	61,938
900	Phillips-Van Heusen Corp.	29,160
400	Pulte Homes, Inc.	15,744
1,300	Quiksilver, Inc. (b)	17,992
200	Ryland Group, Inc.	14,426
885	SCP Pool Corp.	32,940
200	Sears Holdings Corp. (b)	23,106
820	Standard-Pacific Corp.	30,176
200	Starwood Hotels & Resorts Worldwide, Inc.	12,772
1,468	Technical Olympic USA, Inc.	30,960
2,300	The Great Atlantic & Pacific Tea Co., Inc. (b)	73,094
1,600	The Pantry, Inc. (b)	75,184
600	Toll Brothers, Inc. (b)	20,784
800	Urban Outfitters, Inc. (b)	20,248
700	Vail Resorts, Inc. (b)	23,121
575	Wci Communities, Inc. (b)	15,439
258	YUM! Brands, Inc.	12,095
1,300	Zenith National Insurance Corp.	59,956

		1,888,398

COMMON STOCKS -- (continued)
	Consumer Staples -- 2.6%
1	Applebee’s International, Inc.	$ 11
2,300	Archer-Daniels-Midland Co.	56,719
750	Chattem, Inc. (b)	27,293
1,736	Constellation Brands, Inc. (b)	45,535
1,620	CVS Corp.	42,800
570	Flowers Foods, Inc.	15,709
1,600	Pilgrim’s Pride Corp.	53,056
920	Ralcorp Holding, Inc. (b)	36,717

		277,840

	Energy -- 8.8%
500	Atwood Oceanics, Inc. (b)	39,015
600	Burlington Resources, Inc.	51,720
2,000	Chesapeake Energy Corp.	63,460
350	ConocoPhillips	20,363
2,300	Edge Petroleum Corp. (b)	57,293
1,500	Edison International	65,415
1,200	Grand Prideco, Inc. (b)	52,944
1,000	Helmerich & Payne, Inc.	61,910
550	Hydril (b)	34,430
2,300	KCS Energy, Inc. (b)	55,706
200	Marathon Oil Corp.	12,194
260	Murphy Oil Corp.	14,037
585	Occidental Petroleum Corp.	46,730
1,200	Oil States International, Inc. (b)	38,016
925	Remington Oil & Gas Corp. (b)	33,763
1,720	Todco, Class A	65,463
500	Transocean Sedco Forex, Inc. (b)	34,845
1,400	TXU Corp.	70,266
700	Unit Corp. (b)	38,521
800	Valero Energy Corp.	41,280
209	Weatherford International, Inc. (b)	7,562
1,004	XTO Energy, Inc.	44,116

		949,049

	Financials -- 9.5%
3,100	American Real Estate Partners LP	119,505
1,800	Capital Corp. of the West	58,410
1,500	CB Richard Ellis Group, Inc. (b)	88,275
1,200	CBL & Associates Properties, Inc.	47,412
2,450	Center Financial Corp.	61,642
2,500	CompuCredit Corp. (b)	96,200
1,348	Countrywide Credit Industries, Inc.	46,088
2,085	Credicorp Ltd.	47,517
335	Fidelity National Financial, Inc.	12,325
440	First American Financial Corp.	19,932
375	First Republic Bancorp, Inc.	13,879
190	Golden West Financial Corp.	12,540
1,200	Jones Lang LaSalle, Inc.	60,420
850	Nelnet, Inc. (b)	34,578
700	Philadelphia Consolidated Holdings Corp. (b)	67,683
350	Progressive Corp.	40,873
1,100	Shinhan Finnancial Group Co., Ltd ADR	89,650
460	Sovereign Bancorp	9,945
	Financials -- (continued)
492	Ventas, Inc.	$ 15,754
1,020	WFS Financial, Inc. (b)	77,673

		1,020,301

	Health Care -- 16.0%
900	Aetna, Inc.	84,879
1,900	Alpharma, Inc., Class A	54,169
510	Apria Healthcare Group, Inc. (b)	12,296
400	Bausch & Lomb, Inc.	27,160
372	Becton, Dickinson & Co.	22,350
1,200	Biosite, Inc. (b)	67,548
2,200	Biovail Corp.	52,206
587	Caremark Rx, Inc. (b)	30,401
550	Cerner Corp. (b)	50,001
3,000	Community Health Care, Inc. (b)	115,020
1,233	Cooper Companies, Inc.	63,253
585	Coventry Health Care, Inc. (b)	33,322
2,000	Dade Behring Holdings, Inc.	81,780
1,125	DaVita, Inc. (b)	56,970
280	Dentsply International, Inc.	15,033
1,565	Genesis Healthcare Corp. (b)	57,154
2,150	Humana, Inc. (b)	116,810
3,200	King Pharmaceuticals, Inc. (b)	54,144
2,900	Medcath Corp Com (b)	53,795
2,250	Option Care, Inc.	30,060
870	Parexel International Corp. (b)	17,626
524	Pediatrix Medical Group, Inc. (b)	46,411
550	Quest Diagnostics, Inc.	28,314
585	Renal Care Group, Inc. (b)	27,676
1,490	Sierra Health Services, Inc. (b)	119,139
4,300	Thoratec Corp. (b)	88,967
1,978	UnitedHealth Group, Inc.	122,912
3,600	Ventiv Health, Inc. (b)	85,032
1,300	Wellpoint, Inc. (b)	103,727

		1,718,155

	Industrials -- 14.7%
143	Albany International Corp.	5,171
925	AMERCO	66,646
2,500	Astec Industries, Inc. (b)	81,649
1,400	Canadia Pacific Railway Ltd.	58,730
1,938	Cendant Corp.	33,431
1,000	Chemed Corp.	49,680
1,700	Dollar Thrifty Automotive Group, Inc. (b)	61,319
750	DRS Technologies, Inc.	38,565
1,650	FirstService Corp. (b)	42,323
530	Flowserve Corp. (b)	20,967
1,700	Gardner Denver, Inc. (b)	83,809
700	Genlyte Group, Inc. (b)	37,499
2,300	Hornbeck Offshore Services, Inc. (b)	75,210
190	L-3 Communications Corp.	14,127
2,900	Labor Ready, Inc. (b)	60,378
2,600	Laidlaw International, Inc.	60,398
1,400	Manitowoc Co.	70,308
1,500	McGrath Rentcorp	41,700
COMMON STOCKS -- (continued)
	Industrials -- (continued)
1,050	Mobile Mini, Inc. (b)	$ 49,770
183	PACCAR, Inc.	12,669
1,400	Precision Castparts Corp.	72,534
1,450	Shaw Group, Inc. (b)	42,181
620	Simpson Manufacturing Co., Inc.	22,537
1,200	Teledyne Technologies, Inc. (b)	34,920
800	Terex Corp. (b)	47,520
1,000	Timken Co.	32,020
1,700	Trinity Industries, Inc.	74,919
1,200	Universal Forest Products, Inc.	66,300
1,540	USG Corp. (b)	100,099
880	Washington Group International, Inc.	46,614
1,700	West Corp. (b)	71,655

		1,575,648

	Materials -- 5.4%
305	Barrick Gold Corp.	8,500
2,800	Encore Wire Corp. (b)	63,728
4,100	General Cable Corp. (b)	80,771
1,700	Greatbatch, Inc. (b)	44,217
300	INCO Ltd.	13,071
1,300	NS Group, Inc. (b)	54,353
500	Phelps Dodge Corp.	71,935
400	Potash Corporation of Saskatchewan, Inc.	32,088
500	Precision Drilling Corp.	16,500
625	Quanex Corp.	31,231
650	Reliance Steel & Aluminum Co.	39,728
1,500	RTI International Metals, Inc. (b)	56,925
300	Silgan Holdings, Inc.	10,836
700	Southern Copper Corp	46,886
600	USEC, Inc.	7,170

		577,939

	Technology -- 13.6%
1,421	Activision, Inc. (b)	19,525
1,300	Ansys, Inc. (b)	55,497
1,050	Anteon International Corp. (b)	57,068
1,650	Apple Computer, Inc. (b)	118,618
9,000	Arris Group, Inc. (b)	85,230
2,620	Autodesk, Inc.	112,528
5,000	Bottomline Technologies, Inc. (b)	55,100
700	EMC Corp. (b)	9,534
1	Fisher Scientific International, Inc. (b)	49
2,850	Geac Computer Corp. Ltd. (b)	31,065
700	Hutchinson Technology, Inc. (b)	19,915
1,270	Intergraph Corp. (b)	63,259
3,200	Internet Security, Inc. (b)	67,040
1,800	Itron, Inc. (b)	72,072
5,100	Ixys Corp. (b)	59,619
400	Jabil Circuit, Inc. (b)	14,836
1,150	Komag, Inc. (b)	39,859
600	Micros Systems, Inc. (b)	28,992
	Technology -- (continued)
1,225	NCR Corp. (b)	$ 41,577
2,800	NVIDIA Corp. (b)	102,368
400	Progress Software Corp. (b)	11,352
6,500	Radiant Systems, Inc. (b)	79,040
4,700	SBA Communications Corp. (b)	84,130
1,350	SRA International, Inc. (b)	41,229
3,850	TALX Corp.	175,983
860	Viscount Systems, Inc. (b)	469
476	Yahoo, Inc. (b)	18,650

		1,464,604

	Telecommunications -- 2.9%
3,306	American Tower Corp., Class A (b)	89,592
1,075	Commonwealth Telephone Enterprises, Inc.	36,303
849	Sprint Corp.	19,833
230	Telephone & Data Systems, Inc.	8,287
230	Telephone & Data Systems, Inc. Special Shares	7,960
1,900	Telus Corp.	76,494
7,500	UbiquiTel, Inc. (b)	74,175

		312,644

	Utilities -- 2.6%
1,800	AES Corp. (b)	28,494
1,250	Allegheny Energy, Inc. (b)	39,563
525	Constellation Energy Group	30,240
800	Energen Corp.	29,056
900	ONEOK, Inc.	23,967
900	Questar Corp.	68,130
2,500	Sierra Pacific Resources (b)	32,600
1,200	UGI Corp.	24,720

		276,770

	Total Common Stocks (Cost $7,931,279)	10,061,348

CASH EQUIVALENT -- 6.3%
672,457	Huntington Money Market Fund, Interfund Shares*	672,457

	Total Cash Equivalent (Cost $672,457)	672,457

	Total Investments (Cost $8,603,736) (a) -- 100.0%	10,733,805
	Other Assets in Excess of Liabilities -- 0.0%	3,562

	Net Assets -- 100.0%	$ 10,737,367

Huntington VA Rotating Markets Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2005

Asset Allocation	Percentage of Net Assets

United States of America	46.1%
Europe	27.1%
Asia	8.0%
Latin America	6.7%
Emerging Markets	6.2%
Cash[1]	3.6%
Canada	2.3%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change.

Percentages are as of December 31, 2005, and are based on net assets.

1 Investments in an affiliated money market fund.

Portfolio of Investments

December 31, 2005

Shares		Value

MUTUAL FUNDS -- 96.4%
17,955	iShares EAFE Index Fund	$ 1,067,605
2,572	iShares MSCI Brazil Index Fund	85,493
7,131	iShares MSCI Canada Index Fund	156,169
4,839	iShares MSCI Emerging Markets Index Fund	427,042
7,782	iShares MSCI EMU Index Fund	604,272
4,890	iShares MSCI Hong Kong Index Fund	61,712
10,300	iShares MSCI Japan Index Fund	139,050
5,782	iShares MSCI Mexico Index Fund	206,475
2,350	iShares MSCI Pacific ex-Japan Index Fund	231,804
2,600	iShares MSCI South Korea Index Fund	115,986
9,940	iShares MSCI United Kingdom Index Fund	184,685
11,293	iShares Russell 1000 Index Fund	764,988
1,181	iShares Russell 3000 Value Index Fund	106,621
3,185	iShares Russell Midcap Value Index Fund	396,278
1,379	iShares S&P Latin America 40 Index Fund	169,438
5,211	iShares S&P Small Cap 600 Index Fund	301,039
2,596	iShares S&P SmallCap 600 BARRA Growth Index Fund	301,499
1,470	iShares U.S. Energy Sector Index Fund	125,891
5,065	MidCap SPDR Trust Series 1 Index Fund	681,850
2,850	Rydex S&P Equal Weight Index Fund	473,300

	Total Mutual Funds (Cost $5,428,431)	6,601,197

CASH EQUIVALENT -- 3.6%
246,367	Huntington Money Market Fund, Interfund Shares*	$ 246,367

	Total Cash Equivalent (Cost $246,367)	246,367

	Total Investments (Cost $5,674,798) (a) -- 100.0%	6,847,564
	Liabilities in Excess of Other Assets -- 0.0%	(544)

	Net Assets -- 100.0%	$ 6,847,020

Huntington VA Situs Small Cap Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2005

Asset Allocation	Percentage of Net Assets

Technology	15.1%
Health Care	15.0%
Industrials	14.2%
Consumer Discretionary	12.9%
Financials	12.6%
Energy	11.3%
Cash[1]	10.6%
Materials	8.9%
Consumer Staples	2.7%
Utilities	2.2%
Telecommunications	0.3%
Liabilities in Excess of Other Assets	(5.8)%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change.

Percentages are as of December 31, 2005, and are based on net assets.

1 Investments in an affiliated money market fund.

Portfolio of Investments

December 31, 2005

Shares		Value

COMMON STOCKS -- 95.2%
	Cayman Islands -- 2.5%
	Consumer Discretionary -- 2.5%
3,000	Garmin Ltd.	$ 199,050
	United States -- 92.7%
	Consumer Discretionary -- 10.4%
2,000	AnnTaylor Stores Corp. (b)	69,040
3,000	Audiovox Corp., Class A (b)	41,580
5,000	Brunswick Corp.	203,300
300	Columbia Sportswear Co. (b)	14,319
2,000	Fossil, Inc. (b)	43,020
1,000	Home Depot, Inc.	40,480
1,500	Kerzner International Ltd. (b)	103,125
1,500	Polo Ralph Lauren Corp.	84,210
2,000	ScanSource, Inc. (b)	109,360
800	Toll Brothers, Inc. (b)	27,712
3,500	Urban Outfitters, Inc. (b)	88,585
350	West Marine, Inc. (b)	4,893

		829,624

	Consumer Staples -- 2.7%
3,100	Fresh Del Monte Produce, Inc.	70,587
5,200	Performance Food Group Co. (b)	147,524

		218,111

	Energy -- 11.3%
1,750	CARBO Ceramics, Inc.	98,910
6,000	Denbury Resources, Inc. (b)	136,680
7,000	Headwaters, Inc. (b)	248,080
1,000	Houston Exploration Co. (b)	52,800
1,000	Hydril Co. (b)	62,600
2,000	National-Oilwell Varco, Inc. (b)	125,400
	United States -- (continued)
	Energy -- (continued)
2,000	Newfield Exploration Co. (b)	$ 100,140
1,000	Remington Oil & Gas Corp. (b)	36,500
1,000	XTO Energy, Inc.	43,940

		905,050

	Financials -- 12.6%
4,250	Arch Capital Group Ltd. (b)	232,688
5,000	Bancshares of Florida, Inc (b)	112,950
5,200	Colonial Bancgroup, Inc.	123,864
5,000	Cullen/Frost Bankers, Inc.	268,400
6,000	Scottish Annuity & Life Holdings Ltd.	147,300
2,000	WSFS Financial Corp.	122,500

		1,007,702

	Health Care -- 15.0%
5,000	Albany Molecular Research (b)	60,750
2,150	Bio-Rad Laboratories, Inc., Class A (b)	140,696
3,000	Cerner Corp. (b)	272,730
5,500	Edwards Lifesciences Corp. (b)	228,855
6,000	Intermagnetics General Corp. (b)	191,400
1,000	Kindred Healthcare, Inc. (b)	25,760
6,000	Mentor Corp.	276,480
100	Par Pharmaceutical, Inc. (b)	3,134

		1,199,805

	Industrials -- 14.2%
4,500	Armor Holdings, Inc. (b)	191,925
4,000	ElkCorp	134,640
4,500	Jacobs Engineering Group, Inc. (b)	305,415
5,000	Precision Castparts Corp.	259,050
4,500	Universal Forest Products, Inc.	248,625

		1,139,655

COMMON STOCKS -- (continued)
	United States -- (continued)
	Materials -- 8.9%
1,000	Commercial Metals Co.	$ 37,540
6,750	Florida Rock Industries	331,155
3,500	RTI International Metals, Inc. (b)	132,825
2,000	Steel Technologies, Inc.	55,980
3,400	The Scotts Co., Class A	153,816

		711,316

	Technology -- 15.1%
4,000	Black Box Corp.	189,520
7,000	Global Imaging Systems, Inc. (b)	242,409
3,000	Hutchinson Technology, Inc. (b)	85,350
1,000	Imation Corp.	46,070
4,500	Intergraph Corp. (b)	224,145
6,000	Methode Electronics, Inc.	59,820
6,000	Standard Microsystems Corp. (b)	172,140
1,000	StarTek, Inc.	18,000
6,000	Transaction Systems Architects, Inc. (b)	172,740

		1,210,194

	Telecommunications -- 0.3%
2,300	General Communication, Inc., Class A (b)	23,759

	United States -- (continued)
	Utilities -- 2.2%
2,000	Hawaiian Electric Industries, Inc.	$ 51,800
6,000	UGI Corp.	123,600

		175,400

		7,420,616

	Total Common Stocks (Cost $6,888,688)	7,619,666

CASH EQUIVALENT -- 10.6%
849,718	Huntington Money Market Fund, Interfund Shares*	849,718

	Total Cash Equivalent (Cost $849,718)	849,718

	Total Investments (Cost $7,738,406) (a) -- 105.8%	8,469,384
	Liabilities in Excess of Other Assets -- (5.8)%	(466,108)

	Net Assets -- 100.0%	$ 8,003,276

Huntington VA Mortgage Securities Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2005

Asset Allocation	Percentage of Net Assets

U.S. Government Mortgage Backed Agencies	75.9%
U.S. Government Agencies	12.3%
Real Estate Investment Trusts	7.7%
Cash[1]	3.7%
Other Assets in Excess of Liabilities	0.4%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change.

Percentages are as of December 31, 2005, and are based on net assets.

1 Investments in an affiliated money market fund.

Portfolio of Investments

December 31, 2005

Principal Amount		Value

U.S. GOVERNMENT MORTGAGE BACKED AGENCIES -- 75.9%
	Federal Home Loan Bank -- 7.5%
$ 87,549	Series 6B-2012, Class A, 5.125%, 4/25/12	$ 87,686
85,565	Series 7I-2012, Class A, 5.000%, 6/15/12	85,351
67,754	Series Z2-2013, Class A, 4.800%, 2/25/13	67,245

		240,282

	Federal Home Loan Mortgage Corporation -- 27.1%
99,961	Pool # 1G0865, 4.921%, 7/1/35	98,753
44,840	Pool # B18052, 4.500%, 3/1/15	43,771
39,443	Pool # C90837, 5.500%, 6/1/24	39,428
51,876	Pool # E96459, 5.000%, 5/1/18	51,449
43,283	Pool # G18008, 4.500%, 9/1/19	42,196
21,950	Pool # G18015, 4.500%, 10/1/19	21,399
102,135	Pool # M80916, 4.000%, 5/1/11	99,245
95,378	Pool # M80982, 5.000%, 7/1/12	95,001
56,718	Pool # M90777, 4.500%, 1/1/08	56,224
41,085	Series 1994-23, Class PK, 6.000%, 5/25/10	41,721
31,309	Series 2469, Class AK, 6.000%, 4/15/30	31,365
95,342	Series 25444, Class QB, 5.000%, 9/15/15	95,318
60,612	Series 2548, Class HA, 4.500%, 1/15/10	60,189
96,181	Series 3046, Class YA, 5.000%, 2/15/19	95,389

		871,448

	Federal National Mortgage Association -- 26.9%
$ 35,882	Pool # 254908, 5.000%, 9/1/23	$ 35,130
64,674	Pool # 254955, 4.000%, 10/1/10	62,566
39,030	Pool # 255224, 4.000%, 5/1/11	37,710
21,246	Pool # 255360, 5.000%, 8/1/24	20,790
93,333	Pool # 255745, 5.500%, 5/1/25	93,168
94,480	Pool # 255767, 5.500%, 6/1/25	94,313
92,846	Pool # 255807, 5.500%, 8/1/20	93,467
72,268	Pool # 255808, 5.000%, 7/1/25	70,679
94,842	Pool # 357771, 5.000%, 5/1/25	92,758
38,899	Pool # 721540, 5.000%, 7/1/33	37,839
89,713	Series 2003-15, Class P, 5.000%, 12/25/26	89,862
85,454	Series 2005-11, Class PK, 5.000%, 11/25/25	85,444
50,000	Series 2672, Class GH, 5.500%, 8/15/31	49,400

		863,126

	Government National Mortgage Association -- 14.4%
33,806	Pool # 3571, 6.500%, 6/20/34	35,058
38,423	Pool # 3590, 5.500%, 8/20/19	38,883
21,196	Pool # 3637, 5.500%, 11/20/34	21,295
96,594	Pool # 3708, 5.500%, 5/20/20	97,738
72,237	Pool # 3710, 5.000%, 5/20/35	71,063
98,338	Pool # 3741, 4.500%, 8/20/20	96,107
99,890	Pool # 650348, 5.500%, 11/15/35	100,608

		460,752

	Total U.S. Government Mortgage Backed Agencies (Cost $2,458,150)	2,435,608

Shares or Principal Amount		Value

U.S. GOVERNMENT AGENCIES -- 12.3%
	Federal Home Loan Bank -- 6.2%
$ 200,000	3.650%, 1/18/06	$ 199,655

	Federal Home Loan Mortgage Corporation -- 6.1%
100,000	4.000%, 4/8/11	96,556
100,000	5.000%, 3/2/15	98,480

		195,036

	Total U.S. Government Agencies (Cost $397,979)	394,691

COMMON STOCKS -- 7.7%
	Real Estate Investment Trusts -- 7.7%
100	Acadia Realty Trust	2,005
100	Alexandria Real Estate Equities, Inc.	8,050
200	AMB Property Corp.	9,834
300	American Campus Communities, Inc.	7,440
100	Boston Properties, Inc.	7,413
300	Brandywine Realty Trust	8,373
200	CBL & Associates Properties, Inc.	7,902
200	Digital Reality Trust	4,526
200	Duke Realty Corp.	6,680
100	EastGroup Properties, Inc.	4,516
200	Equity Lifestyle Properties, Inc.	8,900
200	Equity Residential Properties Trust	7,824
100	Essex Property Trust, Inc.	9,220
200	General Growth Properties, Inc.	9,398
300	Health Care Property Investors, Inc.	7,668
200	Home Properties, Inc.	8,160
300	Hospitality Properties Trust	12,030
300	Kimco Realty Corp.	9,624
200	Mack-Cali Realty Corp.	8,640
100	Maguire Properties, Inc.	3,090
100	Mills Corp.	4,194
300	Nationwide Health Properties, Inc.	6,420
200	New Plan Excel Realty Trust	4,636
100	Pennsylvania Real Estate Investment Trust	3,736
Shares		Value

	Real Estate Investment Trusts -- (continued)
200	ProLogis	$ 9,344
100	Public Storage, Inc.	6,772
200	Realty Income Corp.	4,324
200	Reckson Associates Realty Corp.	7,196
200	Simon Property Group, Inc.	15,326
200	Tanger Factory Outlet Centers, Inc.	5,748
100	U-STORE-IT Trust	2,105
200	United Dominion Realty Trust, Inc.	4,688
100	Vornado Realty Trust	8,347
300	Weingarten Realty Investors	11,343

	Total Common Stocks (Cost $231,894)	245,472

CASH EQUIVALENT -- 3.7%
119,684	Huntington Money Market Fund, Interfund Shares*	119,684

	Total Cash Equivalent (Cost $119,684)	119,684

	Total Investments (Cost $3,207,707) (a) -- 99.6%	3,195,455
	Other Assets in Excess of Liabilities -- 0.4%	12,478

	Net Assets -- 100.0%	$ 3,207,933

See Notes to Portfolio of Investments on page 34.

See Notes which are an integral part of the Financial Statements.

Huntington VA Funds

Notes to Portfolio of Investments

(a) See Notes to Financial Statements for unrealized appreciation (depreciation) of securities.

(b) Non-income producing security.

(c) All or part of the security was on loan as of December 31, 2005.

* Affiliated

The categories of investments are shown as a percentage of net assets.

The following abbreviations are used in the Portfolio of Investments:

ADR	--	American Depositary Receipt
AMEX	--	American Stock Exchange
EAFE	--	Europe, Australasia and Far East
EMU	--	European Monetary Union
MSCI	--	Morgan Stanley Capital International
S&P	--	Standard & Poor’s
SPDR	--	Standard & Poor’s Depositary Receipt

Huntington VA Funds

Statements of Assets and Liabilities

December 31, 2005

	Huntington VA Dividend Capture Fund	Huntington VA Growth Fund	Huntington VA Income Equity Fund	Huntington VA International Equity Fund	Huntington VA Macro 100 Fund

Assets:
Investments, at value	$ 3,580,484	$ 19,381,706	$ 34,095,792	$ 1,992,113	$ 7,418,430
Investment in affiliated securities, at value	507,344	582,352	1,663,753	--	332,180

Total Investments	44,087,828	19,964,058	35,759,545	1,992,113	7,750,610
Cash	--	--	--	160,070	104
Foreign currency, at value (cost $0; $0; $0; $225; and $0)	--	--	--	226	--
Income receivable	139,429	28,049	56,872	2,780	5,113
Receivable for shares sold	12,923	2,407	--	5,741	683
Receivable from adviser	--	--	--	41	--
Prepaid expenses and other assets	3,865	3,362	3,695	2,757	2,967

Total assets	44,244,045	19,997,876	35,820,112	2,163,728	7,759,477

Liabilities:
Options written, at value (premiums received $0; $0; $486,539; $0; and $0)	--	--	442,025	--	--
Payable for shares redeemed	7,179	3,590	5,899	1,746	3,066
Accrued expenses and other payables
Investment adviser fees	22,415	10,327	18,035	--	3,938
Administration fees	3,175	1,463	2,555	150	558
Sub-Administration fees	1,868	861	1,503	88	328
Custodian fees	971	448	782	270	171
Financial Administration fees	1,871	961	1,530	349	546
Trustees’ fees	678	317	558	30	119
Compliance Service fees	321	148	258	15	56
Other	11,543	5,455	9,570	465	1,900

Total liabilities	50,021	23,570	482,715	3,113	10,682

Net Assets	$ 44,194,024	$ 19,974,306	$ 35,337,397	$ 2,160,615	$ 7,748,795

Net Assets Consists of:
Paid in capital	$ 40,869,730	$ 18,127,982	$ 29,702,979	$ 1,921,966	$ 7,047,225
Net unrealized appreciation (depreciation) of investments, options and translation of assets and liabilities denominated in foreign currency	647,800	1,536,075	4,499,377	239,075	602,992
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	1,001,992	225,612	426,665	(259)	84,112
Accumulated net investment income (loss)	1,674,502	84,637	708,376	(167)	14,466

Total Net Assets	$ 44,194,024	$ 19,974,306	$ 35,337,397	$ 2,160,615	$ 7,748,795

Shares Outstanding	3,561,685	2,227,488	2,999,031	170,534	663,615

Net Asset Value Per Share
(Net asset value, offering and redemption price per share)	$ 12.41	$ 8.97	$ 11.78	$ 12.67	$ 11.68

Investments, at cost	$ 43,440,028	$ 18,427,983	$ 31,304,682	$ 1,753,039	$ 7,147,618

See Notes which are an integral part of the Financial Statements.

Huntington VA Funds

Statements of Assets and Liabilities

December 31, 2005

	Huntington VA Mid Corp America Fund	Huntington VA New Economy Fund	Huntington VA Rotating Markets Fund	Huntington VA Situs Small Cap Fund	Huntington VA Mortgage Securities Fund

Assets:
Investments, at value(1)	$ 22,119,414	$ 10,061,348	$ 6,601,197	$ 7,619,666	$ 3,075,771
Investment in affiliated securities, at value	3,393,896	672,457	246,367	849,718	119,684

Total Investments	25,513,310	10,733,805	6,847,564	8,469,384	3,195,455
Cash	--	19	575	--	--
Income receivable	26,061	10,303	4,185	4,932	14,571
Receivable for shares sold	12,707	3,302	--	766	172
Prepaid expenses and other assets	3,421	3,069	3,034	2,892	2,780

Total assets	25,555,499	10,750,498	6,855,358	8,477,974	3,212,978

Liabilities:
Payable for investments purchased	--	--	--	466,850	--
Payable for shares redeemed	4,229	2,468	1,539	324	2,599
Payable for return of collateral received for securities on loan	312,000	--	--	--	--
Accrued expenses and other payables
Investment adviser fees	12,856	5,429	3,488	4,000	606
Administration fees	1,821	773	494	567	222
Sub-Administration fees	1,071	455	291	333	131
Custodian fees	557	237	151	173	68
Financial Administration fees	1,327	834	406	491	672
Trustees’ fees	388	164	107	114	45
Compliance Service fees	184	78	50	57	22
Other	6,540	2,693	1,812	1,789	680

Total liabilities	340,973	13,131	8,338	474,698	5,045

Net Assets	$ 25,214,526	$ 10,737,367	$ 6,847,020	$ 8,003,276	$ 3,207,933

Net Assets Consists of:
Paid in capital	$ 18,611,254	$ 8,411,796	$ 5,373,118	$ 7,226,217	$ 3,170,217
Net unrealized appreciation (depreciation) of investments, options and translation of assets and liabilities denominated in foreign currency	6,174,704	2,130,069	1,172,766	730,978	(12,252)
Accumulated net realized gain (loss) on investment transactions	322,968	180,902	254,062	46,081	(2,753)
Accumulated net investment income (loss)	105,600	14,600	47,074	--	52,721

Total Net Assets	$ 25,214,526	$ 10,737,367	$ 6,847,020	$ 8,003,276	$ 3,207,933

Shares Outstanding	1,528,693	659,901	539,245	573,781	301,096

Net Asset Value Per Share
(Net asset value, offering and redemption price per share)	$ 16.49	$ 16.27	$ 12.70	$ 13.95	$ 10.65

Investments, at cost	$ 19,338,606	$ 8,603,736	$ 5,674,798	$ 7,738,406	$ 3,207,707

(1) Includes securities on loan of $306,630; $0; $0; $0; $0.

See Notes which are an integral part of the Financial Statements.

Huntington VA Funds

Statements of Operations

Year Ended December 31, 2005

	Huntington VA Dividend Capture Fund	Huntington VA Growth Fund	Huntington VA Income Equity Fund	Huntington VA International Equity Fund	Huntington VA Macro 100 Fund

Investment Income:
Dividend income	$ 1,994,423	$ 244,752	$ 994,066	$ 19,994 (1)	$ 59,163
Dividend income from affiliated securities	25,885	18,303	15,230	--	6,538
Interest income	--	--	4,924	--	--
Income from securities lending	6,580	79	494	--	--

Total investment income	2,026,888	263,134	1,014,714	19,994	65,701

Expenses:
Investment adviser fees	227,607	113,342	197,311	6,113	30,815
Administration fees	32,515	16,190	28,183	874	4,404
Sub-Administration fees	18,697	9,313	16,212	502	2,529
Custodian fees	9,863	4,911	8,550	2,468	1,335
Transfer and dividend disbursing agent fees and expenses	11,509	5,758	10,012	313	1,552
Trustees’ fees	2,764	1,366	2,363	68	344
Auditing fees	6,578	3,263	5,638	220	1,024
Legal fees	2,227	1,102	1,938	56	297
Financial Administration fees	19,703	10,996	17,044	3,273	5,623
Printing and postage	12,869	6,544	11,391	306	1,636
Insurance premiums	4,476	4,022	4,443	3,640	3,606
Compliance Service fees	1,560	798	1,392	37	191
Other	2,018	1,067	1,861	267	327

Total expenses	352,386	178,672	306,338	18,137	53,683

Reimbursements:
Reimbursements from adviser	--	--	--	(7,949)	(2,432)

Net expenses	352,386	178,672	306,338	10,188	51,251

Net investment income (loss)	1,674,502	84,462	708,376	9,806	14,450

Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investment transactions	1,023,116	234,355	789,371	5,501	84,844
Net realized gain (loss) on options transactions	--	--	237,012	--	--
Net realized gain (loss) on foreign currency transactions	--	--	--	72	--

Net realized gain (loss) on investments, options and translation of assets and liabilities in foreign currency	1,023,116	234,355	1,026,383	5,573	84,844
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	(1,261,695)	(164,978)	(698,385)	198,549	448,739

Net realized and unrealized gain (loss) on investments, options and translation of assets and liabilities in foreign currency	(238,579)	69,377	327,998	204,122	533,583

Change in net assets resulting from operations	$ 1,435,923	$ 153,839	$ 1,036,374	$ 213,928	$ 548,033

(1) Net of foreign dividend taxes withheld of $10.

See Notes which are an integral part of the Financial Statements.

Huntington VA Funds

Statements of Operations

Year Ended December 31, 2005

	Huntington VA Mid Corp America Fund	Huntington VA New Economy Fund	Huntington VA Rotating Markets Fund	Huntington VA Situs Small Cap Fund	Huntington VA Mortgage Securities Fund

Investment Income:
Dividend income	$ 242,502	$ 70,894	$ 104,258	$ 22,994	$ 5,620
Dividend income from affiliated securities	61,556	24,679	5,532	10,842	3,565
Interest income	--	--	--	--	56,271
Income from securities lending	5,229	514	--	--	--

Total investment income	309,287	96,087	109,790	33,836	65,456

Expenses:
Investment adviser fees	128,688	48,985	37,748	25,143	8,665
Administration fees	18,384	6,999	5,392	3,594	1,238
Sub-Administration fees	10,571	4,023	3,102	2,063	711
Custodian fees	5,576	2,123	1,636	1,089	375
Transfer and dividend disbursing agent fees and expenses	6,493	2,471	1,914	1,269	441
Trustees’ fees	1,550	597	457	298	101
Auditing fees	3,718	1,437	1,089	845	309
Legal fees	1,245	480	369	249	84
Financial Administration fees	14,178	9,091	4,765	4,324	5,526
Printing and postage	7,210	2,705	2,163	1,292	424
Insurance premiums	4,044	3,689	3,658	3,641	3,640
Compliance Service fees	880	326	266	150	50
Other	1,150	410	362	241	126

Total expenses	203,687	83,336	62,921	44,198	21,690

Reimbursements:
Reimbursements from adviser	--	(1,849)	(205)	(2,588)	(7,249)

Net expenses	203,687	81,487	62,716	41,610	14,441

Net investment income (loss)	105,600	14,600	47,074	(7,774)	51,015

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investment transactions	322,968	180,846	262,242	90,540	(198)
Net change in unrealized appreciation/depreciation of investments	2,223,061	896,152	296,056	628,095	(22,790)

Net realized and unrealized gain (loss) on investments	2,546,029	1,076,998	558,298	718,635	(22,988)

Change in net assets resulting from operations	$ 2,651,629	$ 1,091,598	$ 605,372	$ 710,861	$ 28,027

See Notes which are an integral part of the Financial Statements.

Huntington VA Funds

Statements of Changes in Net Assets

	Huntington VA Dividend Capture Fund		Huntington VA Growth Fund		Huntington VA Income Equity Fund

	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2004

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,674,502	$ 1,152,148	$ 84,462	$ 89,555	$ 708,376	$ 526,840
Net realized gain (loss) on investment and options transactions	1,023,116	1,742,727	234,355	31,968	1,026,383	(514,101)
Net change in unrealized appreciation/ depreciation of investments and options	(1,261,695)	565,523	(164,978)	781,265	(698,385)	3,611,612

Change in net assets resulting from operations	1,435,923	3,460,398	153,839	902,788	1,036,374	3,624,351

Distributions to Shareholders:
From net investment income	(1,152,185)	(12,719)	(89,380)	(976)	(526,840)	--
From net realized gains	(1,753,704)	(314,133)	(5,501)	--	--	(213,790)

Change in net assets resulting from distributions to shareholders	(2,905,889)	(326,852)	(94,881)	(976)	(526,840)	(213,790)

Change in net assets resulting from capital transactions	13,881,730	11,288,850	1,982,459	4,966,471	3,479,498	6,705,484

Change in net assets	12,411,764	14,422,396	2,041,417	5,868,283	3,989,032	10,116,045
Net Assets:
Beginning of period	31,782,260	17,359,864	17,932,889	12,064,606	31,348,365	21,232,320

End of period	$ 44,194,024	$ 31,782,260	$ 19,974,306	$ 17,932,889	$ 35,337,397	$ 31,348,365

Accumulated net investment income (loss) included in net assets at end of period	$ 1,674,502	$ 1,152,185	$ 84,637	$ 89,555	$ 708,376	$ 526,840

See Notes which are an integral part of the Financial Statements.

Huntington VA Funds

Statements of Changes in Net Assets

	Huntington VA International Equity Fund		Huntington VA Macro 100 Fund		Huntington VA Mid Corp America Fund

	Year Ended Dec. 31, 2005	Period Ended Dec. 31, 2004(1)	Year Ended Dec. 31, 2005	Period Ended Dec. 31, 2004(1)	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2004

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 9,806	$ 1,038	$ 14,450	$ 9,584	$ 105,600	$ 22,779
Net realized gain (loss) on investment and foreign currency transactions	5,573	(1,730)	84,844	(766)	322,968	46,434
Net change in unrealized appreciation/ depreciation of investments, options and translation of assets denominated in foreign currency	198,549	40,526	448,739	154,253	2,223,061	2,286,342

Change in net assets resulting from operations	213,928	39,834	548,033	163,071	2,651,629	2,355,555

Distributions to Shareholders:
From net investment income	(10,210)	(1,991)	(10,780)	--	(22,779)	(2,275)
From net realized gains	(3,923)	--	--	--	(30,259)	--

Change in net assets resulting from distributions to shareholders	(14,133)	(1,991)	(10,780)	--	(53,038)	(2,275)

Change in net assets resulting from capital transactions	1,557,923	365,054	4,887,685	2,160,786	4,811,419	5,099,186

Change in net assets	1,757,718	402,897	5,424,938	2,323,857	7,410,010	7,452,466
Net Assets:
Beginning of period	402,897	--	2,323,857	--	17,804,516	10,352,050

End of period	$ 2,160,615	$ 402,897	$ 7,748,795	$ 2,323,857	$ 25,214,526	$ 17,804,516

Accumulated net investment income (loss) included in net assets at end of period	$ (167)	$ 58	$ 14,466	$ 10,830	$ 105,600	$ 22,779

(1) Fund commenced operations on May 3, 2004.

See Notes which are an integral part of the Financial Statements.

Huntington VA Funds

Statements of Changes in Net Assets

	Huntington VA New Economy Fund		Huntington VA Rotating Markets Fund		Huntington VA Situs Small Cap Fund

	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2005	Period Ended Dec. 31, 2004(1)

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 14,600	$ (13,077)	$ 47,074	$ 40,588	$ (7,774)	$ (597)
Net realized gain (loss) on investment transactions	180,846	7,097	262,242	126,052	90,540	2,732
Net change in unrealized appreciation/ depreciation of investments and translation of assets denominated in foreign currency	896,152	860,440	296,056	450,675	628,095	102,883

Change in net assets resulting from operations	1,091,598	854,460	605,372	617,315	710,861	105,018

Distributions to Shareholders:
From net investment income	--	--	(40,588)	(24,401)	(366)	--
From net realized gains	(7,097)	(85,068)	(124,902)	(151,161)	(39,417)	--

Change in net assets resulting from distributions to shareholders	(7,097)	(85,068)	(165,490)	(175,562)	(39,783)	--

Change in net assets resulting from capital transactions	3,772,009	2,113,125	254,949	1,491,739	6,013,607	1,213,573

Change in net assets	4,856,510	2,882,517	694,831	1,933,492	6,684,685	1,318,591
Net Assets:
Beginning of period	5,880,857	2,998,340	6,152,189	4,218,697	1,318,591	--

End of period	$ 10,737,367	$ 5,880,857	$ 6,847,020	$ 6,152,189	$ 8,003,276	$ 1,318,591

Accumulated net investment income (loss) included in net assets at end of period	$ 14,600	$ --	$ 47,074	$ 40,588	$ --	$ 366

(1) Fund commenced operations on May 3, 2004.

See Notes which are an integral part of the Financial Statements.

Huntington VA Funds

Statement of Changes in Net Assets

	Huntington VA Mortgage Securities Fund

	Year Ended Dec. 31, 2005	Period Ended Dec. 31, 2004(1)

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 51,015	$ 6,809
Net realized gain (loss) on investment transactions	(198)	(453)
Net change in unrealized appreciation/depreciation of investments	(22,790)	10,538

Change in net assets resulting from operations	28,027	16,894

Distributions to Shareholders:
From net investment income	(8,175)	--
From net realized gains	--	--

Change in net assets resulting from distributions to shareholders	(8,175)	--

Change in net assets resulting from capital transactions	2,780,838	390,349

Change in net assets	2,800,690	407,243
Net Assets:
Beginning of period	407,243	--

End of period	$ 3,207,933	$ 407,243

Accumulated net investment income (loss) included in net assets at end of period	$ 52,721	$ 8,175

(1) Fund commenced operations on May 3, 2004.

See Notes which are an integral part of the Financial Statements.

Huntington VA Funds

Financial Highlights

(For a share outstanding throughout each period)

Year ended December 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Return of Capital Distributions

Huntington VA Dividend Capture Fund
2001(2)	$ 10.00	0.14	0.10	0.24	(0.09)	--	--
2002	$ 10.15	0.33	(0.33)	--	(0.34)	--	--
2003	$ 9.81	0.33	1.76	2.09	(0.36)	--	--
2004	$ 11.54	0.47	1.10	1.57	(0.01)	(0.16)	--
2005	$ 12.94	0.39	0.07	0.46	(0.39)	(0.60)	--
Huntington VA Growth Fund
2001(3)	$ 10.00	(0.04)	(0.74)	(0.78)	--	--	--
2002	$ 9.22	--	(1.90)	(1.90)	--	--	--
2003	$ 7.32	0.02	1.15	1.17	(0.02)	--	--
2004	$ 8.47	0.04	0.44	0.48	-- (8)	--	--
2005	$ 8.95	0.04	0.02	0.06	(0.04)	-- (8)	--
Huntington VA Income Equity Fund
2001	$ 10.07	0.18	0.06	0.24	(0.20)	--	(0.01)
2002	$ 10.10	0.23	(1.22)	(0.99)	(0.23)	--	--
2003	$ 8.88	0.20	1.43	1.63	(0.20)	--	--
2004	$ 10.31	0.20	1.20	1.40	--	(0.09)	--
2005	$ 11.62	0.23	0.12	0.35	(0.19)	--	--
Huntington VA International Equity Fund
2004(7)	$ 10.00	0.03	1.10	1.13	(0.06)	--	--
2005	$ 11.07	0.06	1.62	1.68	(0.06)	(0.02)	--
Huntington VA Macro 100 Fund
2004(7)	$ 10.00	0.05	1.08	1.13	--	--	--
2005	$ 11.13	(0.01)	0.58	0.57	(0.02)	--	--
Huntington VA Mid Corp America Fund
2001(2)	$ 10.00	(0.02)	1.17	1.15	--	--	--
2002	$ 11.15	--	(1.45)	(1.45)	--	--	--
2003	$ 9.70	0.01	2.86	2.87	(0.01)	(0.01)	--
2004	$ 12.55	0.02	2.10	2.12	-- (8)	--	--
2005	$ 14.67	0.07	1.79	1.86	(0.02)	(0.02)	--
Huntington VA New Economy Fund
2001(2)	$ 10.00	(0.03)	0.93	0.90	--	--	--
2002	$ 10.90	(0.02)	(1.47)	(1.49)	--	--	--
2003	$ 9.41	(0.02)	2.99	2.97	--	--	--
2004	$ 12.38	(0.03)	2.31	2.28	--	(0.28)	--
2005	$ 14.38	0.02	1.88	1.90	--	(0.01)	--
Huntington VA Rotating Markets Fund
2001(2)	$ 10.00	--	0.45	0.45	--	--	--
2002	$ 10.45	(0.01)	(1.57)	(1.58)	--	--	--
2003	$ 8.87	0.06	2.10	2.16	--	--	--
2004	$ 11.03	0.07	1.17	1.24	(0.05)	(0.33)	--
2005	$ 11.89	0.09	1.04	1.13	(0.08)	(0.24)	--
Huntington VA Situs Small Cap Fund
2004(7)	$ 10.00	(0.01)	1.98	1.97	--	--	--
2005	$ 11.97	(0.01)	2.07	2.06	-- (8)	(0.08)	--

(1) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(2) Reflects operations for the period from October 15, 2001 (commencement of operations) to December 31, 2001.

(3) Reflects operations for the period from May 1, 2001 (commencement of operations) to December 31, 2001.

(4) Not annualized.

(5) Computed on annualized basis.

(6) Does not include the effect of expenses of underlying funds.

(7) Reflects operations for the period from May 3, 2004 (commencement of operations) to December 31, 2004.

(8) Amount is less than $0.005.

(9) There were no fee reductions in this period.

See Notes which are an integral part of the Financial Statements.

Huntington VA Funds

Financial Highlights

(For a share outstanding throughout each period)

Total Distributions	Net Asset Value, End of Period	Total Return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(1)	Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate

(0.09)	$ 10.15	2.44%(4)	2.00%(5)	5.25%(5)	17.47%(5)	(10.22)%(5)	$ 220	12%
(0.34)	$ 9.81	(0.05)%	1.12%	5.89%	2.23%	4.78%	$ 3,396	70%
(0.36)	$ 11.54	21.36%	1.00%	5.22%	1.01%	5.21%	$ 17,360	87%
(0.17)	$ 12.94	13.75%	0.95%	4.72%	--(9)	--(9)	$ 31,782	88%
(0.99)	$ 12.41	3.59%	0.93%	4.41%	--(9)	--(9)	$ 44,194	111%

--	$ 9.22	(7.80)%(4)	2.00%(5)	1.11%(5)	16.85%(5)	(13.74)%(5)	$ 434	--
--	$ 7.32	(20.56)%	1.02%	0.14%	1.58%	(0.42)%	$ 3,654	2%
(0.02)	$ 8.47	15.95%	1.00%	0.32%	--(9)	--(9)	$ 12,065	4%
--	$ 8.95	5.67%	0.95%	0.59%	--(9)	--(9)	$ 17,933	11%
(0.04)	$ 8.97	0.72%	0.95%	0.45%	--(9)	--(9)	$ 19,974	15%

(0.21)	$ 10.10	2.34%	1.91%	1.76%	2.06%	1.61%	$ 4,453	38%
(0.23)	$ 8.88	(9.96)%	1.11%	2.81%	1.54%	2.38%	$ 8,712	4%
(0.20)	$ 10.31	18.43%	1.00%	2.63%	--(9)	--(9)	$ 21,232	97%
(0.09)	$ 11.62	13.66%	0.93%	2.00%	--(9)	--(9)	$ 31,348	47%
(0.19)	$ 11.78	2.98%	0.93%	2.15%	--(9)	--(9)	$ 35,337	53%

(0.06)	$ 11.07	11.26%(4)	1.00%(5)	0.56%(5)	1.76%(5)	(0.20%)(5)	$ 403	31%
(0.08)	$ 12.67	15.21%	1.00%	0.96%	1.78%	0.18%	$ 2,161	7%

--	$ 11.13	11.30%(4)	1.00%(5)	1.62%(5)	1.05%(5)	1.57%(5)	$ 2,324	1%
(0.02)	$ 11.68	5.14%	1.00%	0.28%	1.04%	0.23%	$ 7,749	82%

--	$ 11.15	11.50%(4)	2.00%(5)	(0.85)%(5)	17.87%(5)	(16.72)%(5)	$ 289	3%
--	$ 9.70	(13.00)%	1.15%	(0.10)%	2.10%	(1.05)%	$ 3,106	3%
(0.02)	$ 12.55	29.63%	1.00%	0.20%	--(9)	--(9)	$ 10,352	25%
--	$ 14.67	16.91%	0.95%	0.17%	--(9)	--(9)	$ 17,805	10%
(0.04)	$ 16.49	12.67%	0.95%	0.49%	--(9)	--(9)	$ 25,215	7%

--	$ 10.90	9.00%(4)	2.00%(5)	(1.20)%(5)	17.91%(5)	(17.11)%(5)	$ 228	--
--	$ 9.41	(13.67)%	1.21%	(0.44)%	3.38%	(2.61)%	$ 755	20%
--	$ 12.38	31.56%	1.00%	(0.28)%	1.05%	(0.33)%	$ 2,998	80%
(0.28)	$ 14.38	18.75%	0.98%	(0.31)%	--(9)	--(9)	$ 5,881	18%
(0.01)	$ 16.27	13.24%	1.00%	0.18%	1.02%	0.16%	$ 10,737	49%

--	$ 10.45	4.50%(4)	2.00%(5)(6)	(0.21)%(5)(6)	18.20%(5)(6)	(16.41)%(5)	$ 210	--
--	$ 8.87	(15.12)%	1.21%(6)	(0.20)%(6)	3.33%(6)	(2.32)%(6)	$ 930	113%
--	$ 11.03	24.35%	1.00%(6)	1.02%(6)	1.06%(6)	0.96%(6)	$ 4,219	151%
(0.38)	$ 11.89	11.63%	0.98%(6)	0.77%(6)	--(6)(9)	--(6)(9)	$ 6,152	81%
(0.32)	$ 12.70	9.66%	1.00%(6)	0.75%(6)	--(6)(8)	--(6)(8)	$ 6,847	44%

--	$ 11.97	19.70%(4)	1.00%(5)	(0.19)%(5)	1.19%(5)	(0.38)%(5)	$ 1,319	3%
(0.08)	$ 13.95	17.18%	0.99%	(0.19)%	1.05%	(0.25)%	$ 8,003	10%

Huntington VA Funds

Financial Highlights

(For a share outstanding throughout each period)

Year ended December 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Total Distributions	Net Asset Value, End of Period

Huntington VA Mortgage Securities Fund
2004(2)	$ 10.00	0.18	0.41	0.59	--	--	$ 10.59
2005	$ 10.59	0.37(5)	(0.24)	0.13	(0.07)	(0.07)	$ 10.65

(1) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(2) Reflects operations for the period from May 3, 2004 (commencement of operations) to December 31, 2004.

(3) Not annualized.

(4) Computed on annualized basis.

(5) Per share net investment income (loss) has been calculated using the average daily shares method.

See Notes which are an integral part of the Financial Statements.

Huntington VA Funds

Financial Highlights

(For a share outstanding throughout each period)

Total Return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(1)	Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate

5.90%(3)	1.00%(4)	3.42%(4)	1.33%(4)	3.09%(4)	$ 407	51%
1.25%	1.00%	3.53%	1.50%	3.03%	$ 3,208	19%

Huntington VA Funds

Notes to Financial Statements

December 31, 2005

(1) Organization

Huntington VA Funds (the “Trust”), established under the laws of the Commonwealth of Massachusetts on June 30, 1999, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust operates ten separate series, or mutual funds, each with its own investment objective and strategy. This report contains the financial statements and financial highlights of the funds listed below (each individually referred to as a “Fund,” or collectively as the “Funds”):

Huntington VA Dividend Capture Fund (VA Dividend Capture Fund)
Huntington VA Growth Fund (VA Growth Fund)
Huntington VA Income Equity Fund (VA Income Equity Fund)
Huntington VA International Equity Fund (VA International Equity Fund)
Huntington VA Macro 100 Fund (VA Macro 100 Fund)
Huntington VA Mid Corp America Fund (VA Mid Corp America Fund)
Huntington VA New Economy Fund (VA New Economy Fund)
Huntington VA Rotating Markets Fund (VA Rotating Markets Fund)
Huntington VA Situs Small Cap Fund (VA Situs Small Cap Fund)
Huntington VA Mortgage Securities Fund (VA Mortgage Securities Fund)

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares (“Shares”) are held.

The Trust accounts for the assets, liabilities and operations of each Fund separately. Shares of the Funds are not offered directly to the public, but pursuant to an exemptive order granted by the Securities and Exchange Commission and procedures adopted by the Trust’s Board of Trustees (the “Trustees”), they are sold only to separate accounts of Hartford Life Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company, and Transamerica Life Insurance Company for use with their respective variable insurance contracts and policies.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Investment Valuations

The price at which the Funds will offer or redeem Shares is the net asset value (“NAV”) per Share next determined after the order is considered received. In computing NAV, current market value is used to value portfolio securities with respect to which market quotations are readily available. Pursuant to policies approved by the Trustees, the Trust relies on certain security pricing services to provide current market value of securities. Those security pricing services value equity securities (including foreign equity securities) traded on a securities exchange or reported on the NASDAQ National Market System at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities not included in the NASDAQ National Market System, equity securities are valued at a bid price estimated by the security pricing service. Foreign securities are subject to modification based on significant events, as described below. U.S. government obligations held by the VA Mortgage Securities Fund are valued at the mean between the over-the-counter bid and asked prices furnished by the security pricing service. Except as noted above, debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, including zero-coupon securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect at 4:00 p.m., Eastern Time, on the day the value of the foreign security is determined. Option contracts are valued at the last quoted bid price as reported on the primary exchange or board of trade on which such options are traded. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at NAV.

Under certain circumstances, a good faith determination of the fair value of a security or option may be used instead of its current market value, even if the security’s market price is readily available. In such situations, the Trust’s Sub-Financial Administrator may request that the Trust’s Pricing Committee, as described herein, make its own fair value determination.

Securities for which market quotations are not readily available are valued at their “fair value.” In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security at issue (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. The final good faith fair valuation of a security is based on an analysis of those factors deemed relevant to the security valuation at issue. With respect to certain narrow categories of securities, the Pricing Committee’s procedures detail specific valuation methodologies to be used in lieu of considering the aforementioned list of factors.

The Funds may use the fair value of a security to calculate its NAV when a market price is not readily available, such as when: (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Funds’ investment adviser, Huntington Asset Advisors, Inc. (“Advisor”), determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the New York Stock Exchange (“NYSE”), which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time when the NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

The Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant. Since the VA International Equity Fund invests primarily in foreign securities, it is most likely to be affected by this fair valuation methodology. Since the VA Situs Small Cap Fund invests some of its assets in foreign securities, it may be affected, although to a lesser extent.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than a readily available market quotation.

B. Repurchase Agreements

The Funds may enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds’ Advisor to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Funds to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C. Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid annually for the Funds. Net realized capital gains, if any, are distributed at least annually. The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. reclassification of foreign currency gain/loss, gain/loss, paydowns, and distributions), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to market discounts, capital loss carryforwards and losses deferred due to wash sales.

The Funds may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. Certain distributions received from the REITS during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

D. Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. In addition to complying with the federal tax requirements applicable to regulated investment companies, the Funds also plan to comply with certain diversification standards applicable to underlying assets of variable annuity contracts in order to avoid taxation on the variable contract owners with respect to earnings allocable to the contract from investments in the Funds.

Withholding taxes on foreign interest, dividends and capital gains with respect to VA International Equity Fund have been provided for in accordance with each Fund’s applicable country’s tax rules and rates.

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

VA Dividend Capture Fund	$ 43,537,211	$ 1,609,542	$ (1,058,925)	$ 550,617
VA Growth Fund	18,436,551	2,253,319	(725,812)	1,527,507
VA Income Equity Fund	31,510,169	4,416,823	(167,447)	4,249,376
VA International Equity Fund	1,754,359	250,313	(12,559)	237,754
VA Macro 100 Fund	7,169,117	730,196	(148,703)	581,493
VA Mid Corp America Fund	19,338,606	6,361,681	(186,977)	6,174,704
VA New Economy Fund	8,603,536	2,392,727	(262,458)	2,130,269
VA Rotating Markets Fund	5,674,798	1,172,766	--	1,172,766
VA Situs Small Cap Fund	7,738,406	890,458	(159,480)	730,978
VA Mortgage Securities Fund	3,207,707	22,175	(34,427)	(12,252)

As of December 31, 2005, for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Fund	Amount	Expires

VA Mortgage Securities Fund	$ 849	2012
VA Mortgage Securities Fund	1,904	2013

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2006:

Post-October Losses

VA Income Equity Fund	$ 434,976
VA International Equity Fund	167

The tax character of distributions paid during the fiscal year ended December 31, 2005, was as follows:

	Distributions Paid From

Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid

VA Dividend Capture Fund	$ 2,145,041	$ 760,848	$ 2,905,889	$ --	$ 2,905,889
VA Growth Fund	89,380	5,501	94,881	--	94,881
VA Income Equity Fund	526,840	--	526,840	--	526,840
VA International Equity Fund	12,103	2,030	14,133	--	14,133
VA Macro 100 Fund	10,780	--	10,780	--	10,780
VA Mid Corp America Fund	22,779	30,259	53,038	--	53,038
VA New Economy Fund	--	7,097	7,097	--	7,097
VA Rotating Markets Fund	105,164	60,326	165,490	--	165,490
VA Situs Small Cap Fund	32,231	7,552	39,783	--	39,783
VA Mortgage Securities Fund	8,175	--	8,175	--	8,175

The tax character of distributions paid during the fiscal year ended December 31, 2004, was as follows:

	Distributions Paid From

Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid

VA Dividend Capture Fund	$ 309,273	$ 17,579	$ 326,852	$ --	$ 326,852
VA Growth Fund	976	--	976	--	976
VA Income Equity Fund	95,791	117,998	213,789	--	213,789
VA International Equity Fund	1,991	--	1,991	--	1,991
VA Macro 100 Fund	--	--	--	--	--
VA Mid Corp America Fund	2,275	--	2,275	--	2,275
VA New Economy Fund	75,213	9,855	85,068	--	85,068
VA Rotating Markets Fund	175,562	--	175,562	--	175,562
VA Situs Small Cap Fund	--	--	--	--	--
VA Mortgage Securities Fund	--	--	--	--	--

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)

VA Dividend Capture Fund	$ --	$ 2,046,943	$ 726,734	$ 2,773,677	$ --	$ --	$ 550,617	$ 3,324,294
VA Growth Fund	--	100,751	218,066	318,817	--	--	1,527,507	1,846,324
VA Income Equity Fund	--	777,005	998,499	1,775,504	--	(434,976)	4,293,890	5,634,418
VA International Equity Fund	--	677	385	1,062	--	(167)	237,754	238,649
VA Macro 100 Fund	--	104,493	15,584	120,077	--	--	581,493	701,570
VA Mid Corp America Fund	--	188,958	239,610	428,568	--	--	6,174,704	6,603,272
VA New Economy Fund	--	19,805	175,497	195,302	--	--	2,130,269	2,325,571
VA Rotating Markets Fund	--	76,971	224,165	301,136	--	--	1,172,766	1,473,902
VA Situs Small Cap Fund	--	35,927	10,154	46,081	--	--	730,978	777,059
VA Mortgage Securities Fund	--	52,721	--	52,721	--	(2,753)	(12,252)	37,716
* The differences between the book-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales and straddles.

E. Foreign Exchange Contracts

The VA International Equity Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The VA International Equity Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchase contracts are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the securities against currency fluctuations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency translations are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2005, the VA International Equity Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund had no outstanding foreign currency commitments.

F. Foreign Currency Translation

Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. The VA International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G. When-Issued and Delayed Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

H. Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis.

I. Written Options Contracts

Certain of the Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

The following is a summary of the VA Income Equity Fund’s written option activity for the year ended December 31, 2005:

Contracts	Number of Contracts	Premium Received

Outstanding at 12/31/2004	842	$ 139,558
Options written	7,767	1,080,755
Options expired	(1,636)	(204,541)
Options closed	(4,427)	(498,094)
Options exercised	(90)	(31,139)

Outstanding at 12/31/2005	2,456	$ 486,539

At December 31, 2005, the VA Income Equity Fund had the following outstanding options:

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Automatic Data Processing, Inc.	Call	January 2006	47.5	93	2,325	$ 9,485
Chevron Texaco Corp.	Call	January 2006	55	134	28,810	16,346
Comcast Corp. Class A	Call	April 2006	30	163	70,090	(18,421)
Comerica, Inc.*	Call	January 2006	60	108	1,080	9,518
ConocoPhillips	Call	May 2006	65	181	31,675	5,790
Consolidated Edison	Call	February 2006	45	75	15,000	(1,111)
Duke Energy Corp.	Call	April 2006	27.5	133	13,300	2,261
Equity Office Properties Trust	Call	April 2006	30	122	20,130	4,806
Exelon Corp.	Call	January 2006	50	75	24,750	(1,726)
First Data Corp.	Call	January 2006	45	97	1,940	7,178
Fortune Brands, Inc.	Call	January 2006	85	97	3,880	17,638
Intel Corp.	Call	April 2006	27.5	188	8,460	6,391
Monsanto Co.	Call	April 2006	80	153	67,320	5,659
Occidental Petroleum Corp.	Call	January 2006	70	109	106,820	(38,160)
Occidental Petroleum Corp.	Call	January 2006	75	18	9,540	(54)
Progress Energy, Inc.	Call	April 2006	45	57	3,705	4,765
Thompson Corp.*	Call	January 2006	40	146	730	6,737
Verizon	Call	January 2006	32.5	89	445	4,806
V.F. Corp.	Call	February 2006	55	81	16,605	971
Wachovia Corp.	Call	January 2006	55	96	960	4,224
Washington Mutual, Inc.	Call	January 2006	45	241	14,460	(2,589)

NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$ 44,514

* Options were fair valued as of December 31, 2005.

J. Securities Lending

To generate additional income, the Funds may lend a certain percentage of their total assets (20% for the VA Growth and the VA Income Equity Funds, and 33 1/3% for the VA Dividend Capture, VA International Equity, VA Macro 100, VA Mid Corp America, VA New Economy, VA Rotating Markets, VA Situs Small Cap, and VA Mortgage Securities Funds) on a short-term basis to certain brokers, dealers or other financial institutions selected by the Advisor and approved by the Trustees. In determining whether to lend to a particular broker, dealer or financial institution, the Advisor will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash or U.S. government obligations at least equal to 100% of the value of the securities on loan for the VA Dividend Capture, VA International Equity, VA Macro 100, VA Mid Corp America, VA New Economy, VA Rotating Markets, VA Situs Small Cap and VA Mortgage Securities Funds, and at least equal to 102% of the value of the securities on loan for the VA Growth and VA Income Equity Funds. Information on the investment of cash collateral is shown in the Portfolios of Investments. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities on loan. In addition, the Funds retain a portion of the interest received on investment of collateral. Collateral is marked to market daily. One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. Loans are subject to termination by the Funds or the borrower at any time, and therefore, are not considered to be illiquid investments. For the year ended December 31, 2005, Boston Global Advisers (“BGA”) served as sub-custodian for the securities lending program. BGA received a sub-custody fee based on the value of collateral received from borrowers. In addition, The Huntington National Bank (“Huntington”), as custodian of each of the Funds except VA International Equity Fund, received a monthly fee from BGA to offset certain transaction costs incurred by the custodian. As of December 31, 2005, the following Funds had securities with the following market values on loan:

Fund	Market Value of Loaned Securities	Market Value of Collateral*

VA Mid Corp America Fund	$306,630	$312,000

* Includes securities and cash collateral.

Effective February 1, 2006, PFPC Trust Company will serve as sub-custodian for the securities lending program.

K. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

L. Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of NAV on the business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

(3) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (with no par value). Transactions in capital stock were as follows:

	VA Dividend Capture Fund				VA Growth Fund

	Year Ended December 31, 2005		Year Ended December 31, 2004		Year Ended December 31, 2005		Year Ended December 31, 2004

	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	941,902	$ 11,871,304	1,015,784	$ 12,080,654	373,542	$ 3,305,136	676,069	$ 5,798,121
Distributions reinvested	235,676	2,905,889	28,496	326,850	10,613	94,881	113	976
Shares redeemed	(71,389)	(895,463)	(93,054)	(1,118,654)	(159,915)	(1,417,558)	(97,323)	(832,626)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,106,189	$ 13,881,730	951,226	$ 11,288,850	224,240	$ 1,982,459	578,859	$ 4,966,471

	VA Income Equity Fund				VA International Equity Fund

	Year Ended December 31, 2005		Year Ended December 31, 2004		Year Ended December 31, 2005		Period Ended December 31, 2004(1)

	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	454,191	$ 5,247,829	729,861	$ 7,697,822	138,655	$ 1,609,168	36,371	$ 364,650
Distributions reinvested	44,799	526,840	20,676	213,787	975	14,133	181	1,991
Shares redeemed	(198,689)	(2,295,171)	(111,572)	(1,206,125)	(5,494)	(65,378)	(154)	(1,587)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	300,301	$ 3,479,498	638,965	$ 6,705,484	134,136	$ 1,557,923	36,398	$ 365,054

	VA Macro 100 Fund				VA Mid Corp America Fund

	Year Ended December 31, 2005		Period Ended December 31, 2004(1)		Year Ended December 31, 2005		Year Ended December 31, 2004

	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	475,708	$ 5,122,512	214,571	$ 2,220,202	347,629	$ 5,314,722	446,644	$ 5,861,059
Distributions reinvested	973	10,780	--	--	3,338	53,038	--	--
Shares redeemed	(21,913)	(245,607)	(5,724)	(59,416)	(35,578)	(556,341)	(57,885)	(761,873)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	454,768	$ 4,887,685	208,847	$ 2,160,786	315,389	$ 4,811,419	388,759	$ 5,099,186

	VA New Economy Fund				VA Rotating Markets Fund

	Year Ended December 31, 2005		Year Ended December 31, 2004		Year Ended December 31, 2005		Year Ended December 31, 2004

	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	277,776	$ 4,172,788	203,698	$ 2,589,250	64,556	$ 766,272	199,189	$ 2,196,063
Distributions reinvested	463	7,097	6,816	85,068	14,025	165,490	16,485	175,562
Shares redeemed	(27,206)	(407,876)	(43,925)	(561,193)	(56,676)	(676,813)	(80,964)	(879,886)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	251,033	$ 3,772,009	166,589	$ 2,113,125	21,905	$ 254,949	134,710	$ 1,491,739

	VA Situs Small Cap Fund				VA Mortgage Securities Fund

	Year Ended December 31, 2005		Period Ended December 31, 2004(1)		Year Ended December 31, 2005		Period Ended December 31, 2004(1)

	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	470,357	$ 6,098,370	112,095	$ 1,233,845	271,725	$ 2,877,086	38,688	$ 392,731
Distributions reinvested	2,845	39,783	--	--	771	8,175	--	--
Shares redeemed	(9,609)	(124,546)	(1,907)	(20,272)	(9,857)	(104,423)	(231)	(2,382)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	463,593	$ 6,013,607	110,188	$ 1,213,573	262,639	$ 2,780,838	38,457	$ 390,349

(1) Reflects operations for the period from May 3, 2004 (date of initial public investment) to December 31, 2004.

(4) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--Huntington Asset Advisors, Inc., a subsidiary of Huntington, serves as the Funds’ investment adviser. The Advisor receives a fee for its services, computed daily and paid monthly, at an annual rate of 0.60% of the average daily net assets of each Fund.

The Advisor has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) to which it is otherwise entitled to receive from the Funds and/or to reimburse certain operating expenses of each Fund in order to limit the total operating expense for each Fund to not more than 1.00% of each Fund’s average daily net assets through April 30, 2006. Huntington and the Advisor may also pay out their reasonable profits and other resources (including those of their affiliates) advertising, marketing, and other expenses for the benefit of the Funds.

Sub-Investment Advisory Fee--Laffer Investments, Inc. is the sub-investment advisor (the “Sub-advisor”) of the VA Macro 100 Fund (the “Fund”). The Advisor pays the Sub-advisor a fee for its services, computed daily and paid monthly, at an annual rate of 0.40% of the average daily net assets of the Fund. Neither the Trust nor the Fund is liable for payment of this sub-advisory fee.

Administrative and Financial Administration Fees--Huntington is the Administrator to the Trust, and Federated Services Company (“FServ”) is the Sub-Administrator. As Administrator, Huntington provides the Funds with certain administrative services. As Sub-Administrator, FServ provides the Funds with certain administrative personnel, and generally assists with the provision of administrative services necessary to operate the Funds. Huntington also serves as Financial Administrator, providing portfolio accounting services to the Funds. Huntington has sub-contracted certain fund accounting services to BISYS Fund Services Ohio, Inc. (“BISYS”). BISYS (the Sub-Financial Administrator) is paid directly by Huntington, not the Funds, for these services. The fees paid for administrative, sub-administrative and financial administrative services are based on the level of average net assets of each Fund for the period, subject to minimum fees, in certain circumstances. FServ and Edgewood Services, Inc., the Trust’s distributor, are wholly-owned subsidiaries of Federated Investors, Inc.

Transfer and Dividend Disbursing Agent Fees and Expenses--Unified Fund Services, Inc. (“Unified”) is transfer and dividend disbursing agent for the Funds. For its services, Unified receives fees based on the size, type, and number of accounts and transactions made by shareholders.

Custodian Fees--Huntington serves as each of the Funds’ custodian except for the VA International Equity Fund. State Street Bank and Trust Company (“State Street”) serves as custodian for the VA International Equity Fund. Huntington and State Street receive fees based on the level of a Fund's average daily net assets for the period, plus out-of-pocket expenses. Huntington receives an administrative fee from the lending agent for the transaction activity associated with the securities lending program.

Effective December 21, 2005, The Bank of New York began serving as sub-custodian of VA Situs Small Cap Fund’s foreign assets.

Compliance Services--Prior to September 29, 2005, the Trust contracted with BISYS to provide certain compliance services and a Chief Compliance Officer to the Trust. Effective September 29, 2005, the Trust contracted with Huntington to provide a Chief Compliance Officer to the Trust. During fiscal year 2005 BISYS and Huntington charged a fixed compliance service fee.

General--Certain Officers of the Trust are Officers and/or Directors or Trustees of the above companies.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in certain affiliated money market funds which are managed by the Advisor. Income distributions earned from investments in these funds are recorded as income in the accompanying financial statements.

(5) VA Rotating Markets Fund Structure

The VA Rotating Markets Fund (“Fund”), in accordance with its prospectus, may seek to achieve its investment objectives by investing in other investment companies (“Underlying Funds”) with similar investment objectives. As a result, investors in the Fund incur expenses of both the Fund and Underlying Funds, including transaction costs related to the purchases and sales of Underlying Fund shares.

(6) Investment Transactions

Purchases and sales of investments, excluding short-term securities and long-term U.S. government securities (and in-kind contributions), for the year ended December 31, 2005 were as follows:

Fund	Purchases	Sales

VA Dividend Capture Fund	$ 54,091,874	$ 41,073,049
VA Growth Fund	4,399,303	2,666,565
VA Income Equity Fund	20,320,306	17,121,009
VA International Equity Fund	1,497,786	68,927
VA Macro 100 Fund	8,660,707	4,041,254
VA Mid Corp America Fund	3,994,964	1,320,346
VA New Economy Fund	7,696,794	3,573,295
VA Rotating Markets Fund	2,673,735	3,105,463
VA Situs Small Cap Fund	6,138,345	397,879
VA Mortgage Securities Fund	210,750	16,804

(7) Other Tax Information (unaudited)

For the taxable year ended December 31, 2005, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Deduction Income

VA Dividend Capture Fund	60.65%
VA Growth Fund	100.0%
VA Income Equity Fund	100.0%
VA Macro 100 Fund	100.0%
VA Mid Corp America Fund	100.0%
VA Rotating Markets Fund	74.15%
VA Situs Small Cap Fund	37.69%

Huntington VA Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of the Huntington VA Funds

We have audited the accompanying statements of assets and liabilities of the Huntington VA Funds, comprising the Huntington VA Dividend Capture Fund, Huntington VA Growth Fund, Huntington VA Income Equity Fund, Huntington VA International Equity Fund, Huntington VA Macro 100 Fund, Huntington VA Mid Corp America Fund, Huntington VA New Economy Fund, Huntington VA Rotating Markets Fund, Huntington VA Situs Small Cap Fund, and Huntington VA Mortgage Securities Fund (collectively referred to as the “Funds”), including the portfolios of investments, as of December 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the three years in the period ended December 31, 2003, were audited by another registered public accounting firm whose report dated February 11, 2004 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising the Huntington VA Funds at December 31, 2005, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Columbus, Ohio
February 10, 2006

Huntington VA Funds

Board of Trustees and Trust Officers (Unaudited)

The following tables give information about the Independent Trustees (Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act), Interested Trustees (Trustees who are “interested persons” of the Trust, as defined in the 1940 Act) and the senior Officers of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Unless otherwise noted, the business address of each person listed below is c/o Huntington VA Funds, 5800 Corporate Drive, Pittsburgh, PA. Each officer is elected annually. As of December 31, 2005, The Huntington Fund Complex consisted of two investment companies: The Huntington Funds with 19 portfolios and the Trust with 10 portfolios. Each Trustee serves as Trustee for all portfolios of The Huntington Fund Complex. The Funds’ Statement of Additional Information includes additional information about the Huntington VA Funds’ Trustees and is available, without charge and upon request, by calling 1-800-253-0412.

INTERESTED TRUSTEES BACKGROUND

Name Age Positions Held with Trust Length of Time Served	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

Thomas J. Westerfield† Age: 50 TRUSTEE Began serving: January 2001

Principal Occupation: Since August 2005, of Counsel, Dinsmore & Shohl LLP (law firm).

Previous Position: From 1993 to 2005, of Counsel, Cors & Bassett LLC (law firm).

Other Directorships Held: The Huntington Funds (19 portfolios)

† Thomas J. Westerfield has been deemed an Interested Trustee due to the position he holds with Dinsmore & Shohl LLP, which may be retained to provide legal services to Huntington.

INDEPENDENT TRUSTEES BACKGROUND

Name Age Positions Held with Trust Length of Time Served	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

David S. Schoedinger Age: 63 CHAIRMAN OF THE BOARD AND TRUSTEE Began serving: June 1999

Principal Occupation: Since 1965, Chairman of the Board, Schoedinger Funeral Service. Since 1987, CEO, Schoedinger Financial Services, Inc.

Previous Position: From 1992 to 1993, President, Board of Directors of National Selected Morticians (national trade association for morticians).

Other Directorships Held: The Huntington Funds (19 portfolios)

John M. Shary Age: 75 TRUSTEE Began serving: June 1999

Principal Occupation: Retired.

Previous Positions: Member, Business Advisory Board, HIE-HEALTHCARE.COM (formerly Hublink, Inc.) (1993-1997) (database integration software); Member, Business Advisory Board, Mind Leaders, Inc. (formerly DPEC Data Processing Education Corp.) (1993-1996) (data processing education); Member, Business Advisory Board, Miratel Corporation (1993-1995) (research and development firm for CADCAM); Chief Financial Officer of OCLC Online Computer Library Center, Inc. (1978-1993); Member, Board of Directors, Applied Information Technology Research Center (1987-1990); Member, Board of Directors, AIT
(1987-1990) technology.

Other Directorships Held: The Huntington Funds (19 portfolios)

William R. Wise Age: 74 TRUSTEE Began serving: June 1999

Principal Occupation: Retired.

Previous Positions: Corporate Director of Financial Services and Treasurer, Children’s Hospital, Columbus, Ohio; Associate Executive Director and Treasurer, Children’s Hospital, Columbus, Ohio (1985-1989).

Other Directorships Held: The Huntington Funds (19 portfolios)

Huntington VA Funds

Board of Trustees and Trust Officers (continued)

Officers

Name Age Address Positions Held with Trust Length of Time Served	Principal Occupation(s) for Past Five Years and Previous Position(s)

B. Randolph Bateman Age: 50 41 South High Street Columbus, OH PRESIDENT Began Serving: September 2005

Principal Occupations: President and Chief Investment Officer, Huntington Asset Advisors, Inc. (February 2001 to present); Chief Investment Officer, Huntington National Bank (October 2000 to present).

Previous Positions: Senior Vice President, Star Bank (June 1988 – October 2000).

Charles L. Davis, Jr. Age: 45 1001 Liberty Avenue Pittsburgh, PA CHIEF EXECUTIVE OFFICER Began Serving: April 2003

Principal Occupations: Vice President, Managing Director of Mutual Fund Services, Federated Services Company (October 2002 to present); President, Edgewood Services, Inc., the Funds’ distributor (March 2004 to present); Officer of various Funds distributed by Edgewood Services, Inc. (December 2002 to present).

Previous Positions: Vice President, Edgewood Services, Inc. (January 2000 to March 2004); President, Federated Clearing Services (January 2000 to October 2002); Director, Business Development, Mutual Fund Services, Federated Services Company (September 1998 to December 2000).

David R. Carson Age: 47 3805 Edwards Road Suite 3805 Cincinnati, OH CHIEF COMPLIANCE OFFICER AND Anti-Money Laundering Officer Began Serving: September 2005

Principal Occupations: Chief Compliance Officer, Trust (September 2005 to present).

Previous Positions: Treasurer and Assistant Treasurer of the Huntington Funds, Huntington Asset Advisors, Inc. (February 2002 to February 2005); Vice President and Private Financial Group Marketing Manager, Huntington National Bank (June 2001 to September 2005); Trust Officer, Firstar Bank (October 1982 to February 2001).

George Polatas Age: 43 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT Began Serving: July 2003	Principal Occupation: Assistant Vice President, Federated Services Company; Vice President and Assistant Treasurer of various funds distributed by Edgewood Services, Inc. (January 1997 to present).

Christopher E. Sabato Age: 37 3435 Stelzer Road Columbus, OH TREASURER Began Serving: May 2005	Principal Occupations: Director-Financial Services, BISYS Fund Services Ohio, Inc. (February 1993 to present).

Victor R. Siclari Age: 44 1001 Liberty Avenue Pittsburgh, PA SECRETARY Began Serving: August 2002	Principal Occupations: Partner, Reed Smith LLP (October 2002 to present). Previous Positions: Sr. Corporate Counsel and Vice President, Federated Services Company (prior to October 2002).

Huntington VA Funds

Board of Trustees Consideration of Investment Advisory and Subadvisory Agreements for
The Huntington VA Funds (the “Funds”)

The Board of Trustees is responsible for determining whether to approve the Funds’ investment advisory and subadvisory agreements. At a meeting held on August 3, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the “Advisory Agreement”) between Huntington Asset Advisors, Inc. (the “Advisor”) and the Funds and an investment subadvisory agreement (the “Subadvisory Agreement”) between the Advisor and Laffer Investments, Inc. (the “Subadvisor”) with respect to the VA Macro 100 Fund. Pursuant to the Advisory Agreements between the Advisor and the Funds, the Advisor provides advisory services to the Funds. Pursuant to the Subadvisory Agreement between the Advisor and the Subadvisor, the Subadvisor provides the day-to-day investment management for the VA Macro 100 Fund.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each of the Advisory Agreements and the Subadvisory Agreement, the Board, including a majority of the independent Trustees, considered many factors, among the most material of which are: (1) the nature of the services provided to the Funds by the Advisor and Subadvisor in relation to the advisory and subadvisory fees; (2) the individual performance of the Funds; (3) the Advisor’s and Subadvisor’s costs and the profits realized through providing the Funds with advisory services; (4) whether the Advisor or Subadvisor has realized or may realize economies of scale in providing services to the Funds and if these economies are shared with the Funds; and (5) a comparison of the fees and performance of comparable funds.

Nature, Extent and Quality of Services in Relation to the Advisory and Subadvisory Fees--In considering the nature, extent and quality of the services provided by the Advisor and Subadvisor, the Board reviewed information relating to the Advisor’s and Subadvisor’s operations and personnel. Among other things, the Advisor and Subadvisor each provided descriptions of its organizational and management structure, biographical information on its supervisory and portfolio management staff, on a Fund-by-Fund basis, and financial information. The Trustees also took into account the financial condition of the Advisor and Subadvisor with respect to their ability to provide the services required under the Advisory and Subadvisory Agreements. The Board determined that the nature, extent and quality of the services provided by the Advisor and Subadvisor, in relation to the Advisory and Subadvisory fees, were acceptable.

Individual Performance of the Funds--The Board reviewed the Funds’ performance record and the Advisors’ and Subadvisor’s management styles and long-term performance records with the Funds in relation to comparable funds and appropriate benchmarks. The Board noted that the Board reviews on a quarterly basis detailed information about the Fund’s performance. The Board also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory and Subadvisory Agreements with respect to each of the Funds, including, among other information, each Fund’s performance compared to comparable funds and its benchmark index.

Advisor’s Costs and the Profits Realized Through Providing the Funds With Advisory Services--In considering the reasonableness of the advisory fees payable to the Advisor, the Board reviewed information provided by the Advisor setting forth all revenues and other benefits, both direct and indirect, received by the Advisor and its affiliates attributable to managing each of the Funds individually, the cost of providing such services and the resulting profitability to the Advisor and its affiliates from these relationships. The Trustees also took into account the Advisor’s agreement to limit the total annual expenses of each Fund to 1.0% of its net assets. The Trustees determined that the profitability of the Advisor was acceptable in relation to the nature and quality of services provided to the Funds.

Economies of Scale in Providing Services to the Funds and if These Economies are Shared With the Funds--The Board also considered the effect of the Funds’ growth and size on their performance and fees. The Board considered the fees under the Advisory and Subadvisory Agreements for each Fund and possible economies of scale that may be realized as the assets of the Funds grow. The Board also noted that if the Funds’ assets increase over time, the Advisor and Subadvisor may realize economies of scale. The Board concluded that none of the Funds was currently large enough to have realized economies of scale.

Comparison of the Fees and Performance of Comparable Funds--With respect to the Funds’ performance and fees, the Board considered comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board also received information concerning fees charged by the Advisor to other accounts but did not consider that information to be as relevant in light of the differences in services provided.

Other Considerations--The Board also requests and receives substantial and detailed information about the Funds, the Advisor and Subadvisor on a regular basis. The Advisor and Subadvisor provide much of this information at each regular meeting of the Board, and furnish additional reports in connection with the Board’s formal review of the Advisory and Subadvisory Agreements. The Board may also receive information between regular meetings relating to particular matters as the need arises. The Board’s evaluation of the Advisory and Subadvisory Agreements is informed by reports covering such matters as the Advisor’s investment philosophy, personnel, and processes; operating strategies; the Funds’ short- and long term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitive funds and/or other benchmarks, as appropriate) and comments on reasons for performance; the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Funds’ portfolio securities; the nature and extent of the advisory and other services provided to the Funds by the Advisor and Subadvisor and their affiliates; compliance and audit reports concerning the Funds (including communications from regulatory agencies), as well as the Advisor’s and the Subadvisors’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Funds and/or the Advisor and Subadvisor are responding to them. In the course of their deliberations regarding the Advisory and Subadvisory Agreements, the Board also evaluated, among other things, the Advisor’s ability to supervise each of the Fund’s other service providers and their compliance programs.

The Board based its decision to approve the Advisory and Subadvisory Agreements on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to each of the Funds, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board’s decision to approve the Advisory and Subadvisory Agreements reflects its determination that the Advisor’s and the Subadvisor’s performance and actions provide an acceptable basis to support the decision to continue the existing arrangements.

While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decisions. In each case, the Board concluded that the Fund’s performance was acceptable and that the Fund’s advisory and total fees were reasonable in light of the quality and nature of services provided by the Advisor and its affiliates.

Huntington VA Mortgage Securities Fund

Among other data considered, the Trustees noted that the Fund had performed generally in line with its benchmarks for the period from inception through December 31, 2004 and for the six months ended June 30, 2005. The Trustees also noted that the Fund’s combined advisory and administrative fee and its total expenses were above the medians for its peer group.

Huntington VA Growth Fund

Among other data considered, the Trustees noted that the Fund underperformed its benchmark and its peer group for the year ended December 31, 2004 and for the six months ended June 30, 2005. The Trustees also noted that the Fund’s combined advisory and administrative fee was below the median for its peer group, but that its total expenses were above the median. The Board requested that the Fund’s ongoing performance continue to be monitored closely.

Huntington VA Income Equity Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmark and its peer group for the year ended December 31, 2004. The Fund outperformed its benchmark but underperformed its peer group for the six months ended June 30, 2005. The Trustees noted that the Fund’s combined advisory and administration fee and its total expenses were higher than the medians of its peer group.

Huntington VA Rotating Markets Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmark and peer group for the year ended December 31, 2004. The Fund outperformed its benchmark but underperformed its peer group for the six months ended June 30, 2005. The Trustees noted that the Fund’s combined advisory and administration fee and its total expenses were higher than the medians of its peer group.

Huntington VA Dividend Capture Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmark for the year ended December 31, 2004 and for the six months ended June 30, 2005. The Trustees also noted that the Fund’s combined advisory and administration fee and its total expenses were below the medians for its peer group.

Huntington VA International Equity Fund

Among other data considered, the Trustees noted that the Fund underperformed its benchmark for the period from inception through December 31, 2004 and had outperformed its benchmark and its peer group for the six months ended June 30, 2005. The Trustees also noted that the Fund’s combined advisory and administration fee and its total expenses were below the medians of its peer group.

Huntington VA Macro 100 Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmark for the period from inception through December 31, 2004, but had underperformed its benchmark and its peer group for the six months ended June 30, 2005. The Trustees noted that the Fund’s combined advisory and administrative fee was below the median of its peer group but that its total expenses were above the median.

Huntington VA Mid Corp America Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmark and its peer group for the year ended December 31, 2004 and for the six months ended June 30, 2005. The Trustees also noted that the Fund’s combined advisory and administrative fee was below the median of its peer group but that its total expenses were above the median.

Huntington VA New Economy Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmark and its peer group for the year ended December 31, 2004 and for the six months ended June 30, 2005. The Trustees noted that the Fund’s combined advisory and administrative fee was below the median of its peer group, but that its total expenses were above the median.

Huntington VA Situs Small Cap Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmark for the period from inception through December 31, 2004 and outperformed its benchmark and its peer group for the six months ended June 30, 2005. The Trustees also noted that the Fund’s combined advisory and administrative fee and its total expenses were below the medians of its peer group.

Huntington VA Funds

Supplemental Information (Unaudited)

Shareholder Expense Example

Fund Expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses, as well as transactional costs. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period from July 1, 2005 to December 31, 2005.

Actual Expenses. The “actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line together with the amount you invested to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The “hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios, and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as withdrawal charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the separate accounts, variable annuity contracts or variable life insurance policies. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period(2)	Annualized Expense Ratio

VA Dividend Capture Fund
Actual	$ 1,000.00	$ 1,021.70	$ 4.74	0.93%
Hypothetical(1)	$ 1,000.00	$ 1,020.31	$ 4.75	0.93%
VA Growth Fund
Actual	$ 1,000.00	$ 1,029.00	$ 4.86	0.95%
Hypothetical(1)	$ 1,000.00	$ 1,020.21	$ 4.85	0.95%
VA Income Equity Fund
Actual	$ 1,000.00	$ 1,022.80	$ 4.74	0.93%
Hypothetical(1)	$ 1,000.00	$ 1,020.31	$ 4.75	0.93%
VA International Equity Fund
Actual	$ 1,000.00	$ 1,157.30	$ 5.44	1.00%
Hypothetical(1)	$ 1,000.00	$ 1,019.96	$ 5.10	1.00%
VA Macro 100 Fund
Actual	$ 1,000.00	$ 1,099.80	$ 5.29	1.00%
Hypothetical(1)	$ 1,000.00	$ 1,019.96	$ 5.10	1.00%
VA Mid Corp America Fund
Actual	$ 1,000.00	$ 1,075.40	$ 4.97	0.95%
Hypothetical(1)	$ 1,000.00	$ 1,020.21	$ 4.85	0.95%
VA New Economy Fund
Actual	$ 1,000.00	$ 1,095.80	$ 5.28	1.00%
Hypothetical(1)	$ 1,000.00	$ 1,019.96	$ 5.10	1.00%
VA Rotating Markets Fund
Actual	$ 1,000.00	$ 1,105.90	$ 5.31	1.00%
Hypothetical(1)	$ 1,000.00	$ 1,019.96	$5.10	1.00%
VA Situs Small Cap Fund
Actual	$ 1,000.00	$ 1,105.30	$ 5.25	0.99%
Hypothetical(1)	$ 1,000.00	$ 1,020.01	$ 5.05	0.99%
VA Mortgage Securities Fund
Actual	$ 1,000.00	$ 1,003.00	$ 5.05	1.00%
Hypothetical(1)	$ 1,000.00	$ 1,019.96	$ 5.10	1.00%

(1) Hypothetical assumes 5% annual return before expenses.

(2) Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflect contractual reimbursement of expenses by the Funds’ Advisor to limit the Funds’ total operating expenses to not more than 1.00% of the Funds’ average daily net assets, for the period beginning May 1, 2005 through April 30, 2006. The “Financial Highlights” tables in the Funds’ financial statements, included in this report, also show the gross expense ratios, without such reimbursements.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus, which contains facts concerning each Fund’s objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-800-253-0412 or at www.huntingtonvafunds.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the first and third quarters of their fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information at www.huntingtonvafunds.com by selecting “Form N-Q.”

[Logo of Huntington VA Funds]

The Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. is the Administrator and Financial Administrator of the Huntington VA Funds and is the Custodian of certain Funds. State Street Bank and Trust Company is also a Custodian to one of the Funds and The Bank of New York is Sub-Custodian to one of the Funds. Huntington Asset Advisors, Inc., a subsidiary of The Huntington National Bank, serves as Investment Adviser to the Funds. Federated Services Co. and Edgewood Services, Inc., the Sub-Administrator and Distributor of the Huntington VA Funds, respectively, are not affiliated with The Huntington National Bank.

Cusip 446771206
Cusip 446771107
Cusip 446771701
Cusip 446771305
Cusip 446771503
Cusip 446771602
Cusip 446771800
Cusip 446771875
Cusip 446771867
Cusip 446771883

Item 2. Code of Ethics.

   (a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's Principal
   Executive Officer and Principal Financial Officer.

   (c) Not Applicable

   (d) Not Applicable

   (e) Not Applicable

   (f) The registrant has included a copy of the code of ethics that applies to its Principal Executive Officer and Principal Financial Officer as an
   exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
The audit committee's financial expert is John M. Shary, who is "independent"
for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

a)    Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

      Fiscal year ended 2005: $9,961
            Fiscal year ended 2004*: $9,502

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

            Fiscal year ended 2005: $0
            Fiscal year ended 2004*: $0

 Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0, respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

            Fiscal year ended 2005: $2,250
      Fiscal year ended 2004*: $2,139

Fees for both years related to the review of the registrant's tax returns.
Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

      Fiscal year ended 2005: $0
      Fiscal year ended 2004*: $0

 Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0, respectively.

Total:
Fiscal year ended 2005: $12,211
Fiscal year ended 2004: $11,641

* KPMG LLP ("KPMG") served as the registrant's principal accountant for the period January 1, 2004 to March 2, 2004. The registrant changed principal accountants effective March 2, 2004. Ernst and Young ("E&Y") served as the registrant's principal accountant for the period March 2, 2004 to December
31, 2004.

(e)(1) Audit Committee Policies regarding pre-approval of services.

                               HUNTINGTON FUNDS
                             HUNTINGTON VA FUNDS

                  Audit and Non-Audit Services Pre-Approval
                           Policies and Procedures

I.    Purpose

      Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee
of the Board of Trustees of the Huntington Funds and the Huntington VA Funds
(the "Funds") is responsible for the appointment, compensation and oversight of the work of the Funds' independent auditor.  As part of this responsibility, the Audit Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Funds in order assure that they do not impair the auditor's independence from the
Funds.  In addition, the Audit Committee also must pre-approve its independent auditor's engagement for non-audit services with the Fund's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds, if the engagement relates directly to the operations and/or financial reporting of the Funds.

      To implement these provisions of the Act, the Securities and Exchange
Commission (the "SEC") has issued rules specifying the types of services that the Funds' independent auditor may not provide to the Funds, as well as the
Audit Committee's administration of the engagement of the independent auditor.  Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) a general pre-approval, or (ii) a specific pre-approval (where a specific type of service is authorized, generally subject to a fee maximum).  General pre-approvals are authorized by SEC rules only subject to detailed policies and procedures.  Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.  Accordingly, the Audit Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and
Procedures, which set forth the procedures and the conditions pursuant to which services for the Funds may be performed by the independent auditor under pre-approvals.

II.   General Pre-Approval Policies

      It is the policy of the Audit Committee that audit and non-audit services to be performed by the Funds' independent auditor be pre-approved only when in the best interests of the Funds' shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor's independence.  In granting any pre-approval, consideration shall be given to:

      1.    the qualifications of the auditor to perform the services
      involved;

      2.    the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

      3.    the permissibility of the services under applicable rules and guidance of the SEC;

      4.    the effect, if any, of the performance of the proposed services on the auditor's independence;

      5.    the effect of the compensation for the proposed services on the auditor's independence; and

      6.    the effect, if any, of the proposed services on the Funds'
            ability to manage or control risk or to improve audit quality.

In accordance with SEC rules, non-audit services performed by the Funds'
independent auditor may not include the following:

      1.    Bookkeeping or other services related to the accounting records or financial statements of the audit client;

      2.    Financial information systems design and implementation;

      3.    Appraisal or valuation services, fairness opinions or
            contribution-in-kind reports;

      4.    Actuarial services;

      5.    Internal audit outsourcing services;

      6.    Management functions or human resources;

      7.    Broker-dealer, investment adviser or investment banking services;
            and

8.    Legal services and expert services unrelated to the audit.

III.  Procedures for Pre-Approval by the Audit Committee

      1.    Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Funds.

      2.    All requests for pre-approval shall be made to the full Audit
            Committee at regularly scheduled meetings thereof (or at a special meeting of the Audit Committee set to coincide with regular meetings of the Funds' Board of Trustees) whenever practicable.
      3.    Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

      4.    If consideration of a request for pre-approval on the dates identified in Section III(2) would not be timely, the requesting party shall notify the Chairman of the Audit Committee.  The
            Chairman of the Audit Committee shall then determine whether to schedule a special meeting of the Audit Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Audit
            Committee under procedures set forth in Section IV below.

      5.    Requests for pre-approval may include, but are not limited to, the following services:

            a.    audit engagement, particularly for interim periods;

            b.    tax compliance, tax planning, and tax advice;

            c.     review and consents with respect to use of reports in
                   post-effective amendments to the registration statements
                   of the Funds;

            d.    review of IRS shareholder materials;

            e.     review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

            f.    market research and strategic insights.

      6.    Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in
            Section II.

      7.    Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

      8.    The Audit Committee's action on a request for pre-approval shall be recorded in the Audit Committee's minutes.

      9.    The Audit Committee's action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Funds' management.

      10.   The Audit Committee's action on a request for pre-approval shall be reported to the full Board of Trustees.

      11.   Pre-approvals will be granted for a period of no more than one year.

IV.   Procedures for Pre-Approval by a Delegate of the Audit Committee

      1.    Where it has been determined by the Chairman of the Audit
            Committee that consideration of a request for pre-approval by the full Audit Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the
            Audit Committee appointed by the Audit Committee as its delegate
            (the "Delegate") for this purpose.  (As of the date of the adoption of these guidelines and procedures, William R. Wise has been so appointed, and such appointment may be revoked or
            modified by the Audit Committee at any time.)

      2.    Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Funds.

      3.    Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

      4.    Requests for pre-approval may include, but are not limited to, the following services:

            a.    audit engagement, particularly for interim periods;

            b.    tax compliance, tax planning, and tax advice;

            c.     review and consents with respect to use of reports in
                   post-effective amendments to the registration statements
                   of the Funds;

            d.    review of IRS shareholder materials;

            e.     review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

            f.     market research and strategic insights.

      5.    Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in
            Section II.

      6.    Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

      7.    The Delegate's action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Audit Committee and, under normal circumstances, to the Funds' management.

      8.    Pre-approvals by the Delegate shall be reviewed by the Audit
            Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Audit Committee,
            whichever occurs sooner.  An earlier review shall be conducted upon the written request of one or more Audit Committee members addressed to the Chairman of the Audit Committee.

      9.    Pre-approvals by the Delegate may be modified or revoked by the
            Audit Committee, but will not absolve the Funds' of their
            responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

      10.   The results of the Audit Committee's review of the Delegate's action on a request for pre-approval shall be recorded in the
            Audit Committee's minutes and reported to the full Board of
            Trustees.

      11.   Pre-approvals will be granted by the Delegate for a period of no more than one year.

V.    Procedures for Monitoring Engagements Authorized Under Pre-Approval
Procedures

      The independent auditor shall inform the Audit Committee in writing upon the commencement of services rendered under a pre-approval.  The independent auditor shall thereafter provide the Audit Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter.  Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Audit Committee and an additional express approval or pre-approval must be obtained.

VI.   Amendment

      These Policies and Procedures may be amended or revoked at any time by the Audit Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

 (e)(2) Percentage of services described in each of paragraphs (b) through
(d) of this Item that were approved by the Audit Committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      4(b)  Fiscal year ended 2005- 0%
            Fiscal year ended 2004- 0%

             Percentage of services provided to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant's
            Audit Committee pursuant to paragraph (C) (7) (i) (C) of Rule
            2-01 of Regulation S-X, 0% and 0%, respectively.

      4(c)  Fiscal year ended 2005- 0%
            Fiscal year ended 2004- 0%

             Percentage of services provided to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant's
            Audit Committee pursuant to paragraph (C) (7) (i) (C) of Rule
            2-01 of Regulation S-X, 0% and 0%, respectively.
      4(d)  Fiscal year ended 2005- 0%
             Fiscal year ended 2004- 0%

             Percentage of services provided to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant's
            Audit Committee pursuant to paragraph (C) (7) (i) (C) of Rule
            2-01 of Regulation S-X, 0% and 0%, respectively.

      (f) Not applicable.

      (g) The aggregate non-audit fees billed by KPMG for the period January
      1, 2004 to March 2, 2004 and by E&Y for services rendered to the registrant, the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser for the period March 2, 2004 to December 31, 2004 were $0 and $19,219, respectively. The aggregate non-audit fees billed by E&Y for services rendered to the registrant, the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser and service affiliates for the fiscal year ended December 31,
      2005 was $11,775.

      (h) The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser
      (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
      (C)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.      Audit Committee of Listed Registrants.

Not applicable.

Item 6.      Schedule of Investments.

Not applicable.

Item 7.  Disclosure of Proxy Voting  Policies and  Procedures  for  Closed-End
Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity  Securities by Closed-End  Management  Investment
Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The  registrant's  Principal  Executive  Officer  and  Principal  Financial
Officer  have  concluded  that  the  registrant's   disclosure   controls  and
procedures  (as  defined  in Rule  30a-3(c)  under the Act) are  effective  in
design  and   operation   and  are   sufficient  to  form  the  basis  of  the
certifications   required  by  Rule  30a-2  under  the  Act,  based  on  their evaluation of these disclosure  controls and procedures  within 90 days of the filing date of this report on form N-CSR.

(b)There were no changes in the  registrant's  internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred  during the second  fiscal  quarter  of the  period  covered  by  this  report  that  have materially  affected  or are  reasonably  likely  to  materially  affect,  the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics  that is the subject of the  disclosure  required by
Item 2 is attached hereto.

(a)(2)  Certifications  pursuant to Rule  30a-2(a)  under the Act are attached hereto.

(a)(3) Not applicable.

(b)  Certifications  pursuant  to Rule  30a-2(b)  under the Act are  furnished herewith.

                                  SIGNATURES

      Pursuant to the requirements of the Securities  Exchange Act of 1934 and the Investment Company Act of 1940, the registrant
has duly  caused  this  report to be signed on its behalf by the  undersigned, thereunto duly authorized.

Registrant   Huntington VA Funds

By      /s/Charles L. Davis, Jr.
       ------------------------------------------------------------------------
            Charles L. Davis, Jr., Chief Executive Officer and Principal
            Executive Officer

Date                March 7, 2006

      Pursuant to the requirements of the Securities  Exchange Act of 1934 and the Investment  Company Act of 1940,  this report has been signed below by the following  persons on behalf of the  registrant  and in the  capacities and on the dates indicated.

By      /s/Charles L. Davis, Jr.
       ----------------------------------------------------------------------
            Charles L. Davis, Jr., Chief Executive Officer and Principal
            Executive Officer

Date        March 7, 2006

By      /s/Christopher E. Sabato
      ------------------------------------------------------------------------
            Christopher E. Sabato, Treasurer and Principal Financial Officer

Date        March 6, 2006